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                                                                    EXHIBIT 10.9

                                                  File No. ______


                            INDUSTRIAL SPACE LEASE
                              (SINGLE TENANT NET)

     THIS LEASE, dated January 13, 1995 for reference purposes only, is made by and between Renco Equities IV, a California partnership ("Landlord"), and SEEQ Technology Inc., a Delaware Corporation ("Tenant"), to be effective and binding upon the parties as of the date the last of the designated signatories to this Lease shall have executed this Lease (the "Effective Date of this Lease").

                                  ARTICLE 1:
                                  REFERENCES

         1.1 REFERENCES: All references in this Lease (subject to any further clarifications contained in this Lease) to the following terms shall have the following meaning or refer to the respective address, person, date, time period, amount, percentage, calendar year or fiscal year as below set forth:

              A.  Tenant's Address for Notices:    47200 Bayside Parkway
                                                --------------------------------
                                                   Fremont, California 94538
                                                --------------------------------
                                                   Attn: Mr. Phillip J. Salsbury
                                                --------------------------------

                                                ________________________________

              B.  Tenant's Representative:         Mr. Ralph Harms
                                          --------------------------------------
                        Phone Number:              (510) 226-7400
                                     -------------------------------------------

              C.  Landlord's Address for Notices:  1285 Oakmead Parkway
                                                --------------------------------
                                                   Sunnyvale, California 94086
                                                --------------------------------

                                                ________________________________

                                                ________________________________

              D.  Landlord's Representative:       Mr. William N. Neidig
                                                --------------------------------
                        Phone Number:              (408) 730-5500 (730-2350 fax)
                                                --------------------------------

              E.  Intended Commencement Date:      February 1, 1995
                                                --------------------------------

              F.  Intended Term:                   Ten (10) Years
                                                --------------------------------

              G.  Lease Expiration Date: Ten (10) years from the Commencement
                                        ----------------------------------------
                                         Date
                                        ----------------------------------------

              H.  Tenant's Punchlist Period: Five (5) Days
                                            ------------------------------------

              I.  First Month's Prepaid Rent: __________________________________

              J.  Last Month's Prepaid Rent:     0000000000
                                            ------------------------------------

              K.  Tenant's Security Deposit:____________________________________

              L.  Late Charge Amount: Five percent (5%) of the delinquent amount
                                      ------------------------------------------

              M.  Tenant's Required Liability Coverage: $3,000,000.00
                                                       -------------------------

              N.  Brokers: Dennis Stokes, The Galbreath Company
                          ------------------------------------------------------

                          ______________________________________________________
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              O.  Property or Project: That certain real property, situated in the City of Fremont, County of Alameda, State of California, as presently improved with one building, which real property is shown on the Site Plan attached hereto as Exhibit "A" and is commonly known as or otherwise described as follows:

                  47200 Bayside Parkway
                  Fremont, California 94538

              P. Building: That certain Building within the Property in which the Leased Premises are located, which Building is shown outlined in red on Exhibit "A" hereto.

              Q. Outside Areas: The "Outside Areas" shall mean all areas within the Property which are located outside the buildings, such as pedestrian walkways, parking areas, landscaped areas, open areas and enclosed trash disposal areas.

              R. Leased Premises: All the space which is the Building, consisting of approximately 53,713 square feet of rentable area and, for purposes of this Lease, agreed to contain said number of square feet. The Leased Premises are commonly known as or otherwise described as follows:

                  47200 Bayside Parkway
                  Fremont, California 94538

              S. Base Monthly Rent: The term "Base Monthly Rent" shall mean the following:

                  Months 1 - 8
                  Months 9 - 12
                  Years two and three
                  Years four and five
                  Years six and seven
                  Years eight through ten

                  The above Base Monthly Rent is due for each month of the above referenced period.

              T. Permitted Use: The term "Permitted Use" shall the mean the following:

                  Office, research & development, manufacturing & storage of Tenant's products, and lawful uses permitted by the Bayside Technology Park C C & R's in effect as of the date of this Lease.

              U. Exhibits: The term "Exhibits" shall mean the Exhibits to this Lease which are described as follows:

                  Exhibit "A" - Site Plan showing the Property and delineating the Building in which the Leased Premises are located
                  Exhibit "B" - Floor Plan outlining the Leased Premise Exhibit "D" - Acceptance Agreement

              V. Addenda: The term "addenda" shall mean the Addendum (or Addenda) to this Lease which is (or are) described as follows:

                           First Addendum To Lease

                                  ARTICLE 2:
                     LEASED PREMISES, TERM AND POSSESSION

         2.1 DEMISE OF LEASED PREMISES: Landlord hereby leases to Tenant and Tenant hereby leases from Landlord for the Lease Term and upon the terms and subject to the conditions of this Lease, that certain interior space described in the Property, the Building & the Outside Areas. Tenant's lease of the Leased Premises, the Property, the Building & the Outside Areas, together with the appurtenant right to use the Outside Areas as described in Article 2.2 below, shall be conditioned upon and be subject to the continuing compliance by Tenant with (i) all the terms and conditions of this Lease, the Leased Premises and the Property, and (iv) all reasonable rules and regulations from time to time established by Landlord.

         2.2 RIGHT TO USE OUTSIDE AREAS: As an exclusive right to Tenant's right to the use and occupancy of the Leased Premises, Tenant shall have the right to use the Outside Areas in conjunction with its use of the Leased Premises solely for the purposes for which they were designed and intended and for no other purposes whatsoever. Tenant's right to so use the Outside Areas shall be subject to the limitations on such use as set forth in Article 4 and shall terminate concurrently with any termination of this Lease.

         2.3 LEASE COMMENCEMENT DATE AND LEASE TERM: The term of this Lease shall begin, and the Lease Commencement Date shall be deemed to have occurred, on the Intended Commencement Date (as set forth in Article 1) unless either (i) Landlord is unable to deliver possession of the Leased Premises to Tenant on the Intended Commencement Date, in which case the Lease Commencement Date shall be as determined pursuant to

(1) the Property, the Building & the Outside Areas

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Article 2.4 below or (ii) Tenant enters into possession of the Leased Premises prior to the Intended Commencement Date, in which case the Lease Commencement Date shall be as determined pursuant to Article 2.7 below (the "Lease Commencement Date"). The term of the Lease shall end on the Lease Expiration Date (as set forth in Article I), irrespective of whatever date the Lease Commencement Date is determined to be pursuant to the foregoing sentence. The Lease Term shall be that period of time commencing on the Lease Commencement Date and ending on the Lease Expiration Date (the "Lease Term").

         2.4 DELIVERY OF POSSESSION: Landlord shall deliver to Tenant possession of the Leased Premises on or before the Intended Commencement Date (as set forth in Article I) in their presently existing condition, broom clean. If Landlord is unable to so deliver possession of the Leased Premises to Tenant in the agreed condition on or before the Intended Commencement Date, for whatever reason, Landlord shall not be in default under this Lease, nor shall this Lease be void, voidable or cancelable to Tenant until the lapse of 60 days after the Intended Commencement Date (the "delivery grace period"); however, the Lease Commencement Date shall not be deemed to have occurred until such date as Landlord notifies Tenant that the Leased Premises are in the agreed condition and are Ready for Occupancy. If Landlord is unable to deliver possession of the Leased Premises in the agreed condition to ten within the described delivery grace period (including any extensions thereof by reason of Force Majeure or the actions of Tenant), then Tenant's sole remedy shall be to cancel and terminate this Lease (in which case Landlord shall return all amounts deposited by Tenant less amounts paid to Tenant's broker), and in no event shall Landlord be liable in damages to Tenant for such delay,. Tenant may not cancel this Lease at any time after the date Landlord notifies Tenant that the Leased Premises have been put into the agreed condition and are Ready for Occupancy.

         2.5 ACCEPTANCE OF POSSESSION: Tenant acknowledges that it has inspected the Leased Premises and is willing to accept them in their existing condition, broom clean. Additionally, Landlord agrees to place in good working order all existing plumbing, lighting, heating, ventilating and air conditioning systems within the Leased Premises and all man doors and roll-up truck doors serving the Leased Premises to the extent that such systems and/or items are not in good operating condition as of the date Tenant accepts possession of the Leased Premises; provided that, and only if, Tenant notifies Landlord in writing of such failures or deficiencies within 15 days from the date Tenant so accepts possession of the Leased Premises.

         2.6 SURRENDER OF POSSESSION: Immediately prior to the expiration or upon the sooner termination of this Lease, Tenant shall remove all of Tenant's signs from the exterior of the Building and shall remove all of Tenant's equipment, trade fixtures, furniture, supplies, wall decorations and other personal property from the Leased Premises, and shall vacate and surrender the Leased Premises to Landlord in the same condition, broom clean, as existed at the Lease Commencement Date. (1) Tenant shall repair all damage to the Leased Premises caused by Tenant's removal of Tenant's property and all damage to the exterior of the Building caused by Tenant's removal of Tenant's signs. Tenant shall patch and refinish, to Landlord's reasonable satisfaction, all penetrations made by Tenant or its employees to the floor, walls or ceiling of the Leased Premises, whether such penetrations were made with Landlord's approval or not. Tenant shall clean, repair or replace all stained or damaged ceiling tiles, wall coverings and clean or replace as may be required floor coverings to the reasonable satisfaction of Landlord, reasonable wear and tear excepted and except for those improvements or alterations installed by Tenant which Tenant has a right to remove and those improvements which Landlord has notified Tenant that it shall not be required to remove. Tenant shall replace all burned out light bulbs and damaged light lenses, and repair and repaint all damaged walls, reasonable wear and tear excepted and except for those improvements or alterations installed by Tenant which Tenant has a right to remove and those improvements which Landlord has notified Tenant that it shall not be required to remove. Landlord shall retain a mechanical contractor at Tenant's expense to service all heating, ventilating, and air-conditioning equipment, and Tenant shall pay the reasonable cost for the service and the cost to restore (or replace as required) said equipment to good working order, reasonable wear and tear excepted and except for those improvements or alterations installed by Tenant which Tenant has a right to remove and those improvements which Landlord has notified Tenant that it shall not be required to remove. Tenant shall pay the cost of restoring or replacing all trees, shrubs, plants, lawn and ground cover, and repair (or replace as required) all paved surfaces of the Property, and otherwise satisfy all requirements to repair any damage or excessive wear to the Leased Premises, Building, Outside Areas, and/or Property, reasonable wear and tear excepted and except for those improvements or alterations installed by Tenant which Tenant has a right to remove and those improvements which Landlord has notified Tenant that it shall not be required to remove. Tenant shall repair all damage caused by Tenant to the exterior surface of the Building and the paved surfaces of the outside areas adjoining the Leased Premises and, where necessary, replace ore resurface same, reasonable wear and tear excepted and except for those improvements or alterations installed by Tenant which Tenant has a right to remove and those improvements which Landlord has notified Tenant that it shall not be required to remove. Additionally, Tenant shall, prior to the expiration or sooner termination of this Lease, remove any improvements constructed or installed by Tenant which Landlord requests be so removed by Tenant and repair all damage caused by such removal. If the Leased Premises are not surrendered to Landlord in the condition required by this Article at the expiration or sooner termination of this Lease, Landlord may, at Tenant's expense, after giving notice and time to perXXX, so remove Tenant's signs, property and/or improvements not so removed and make such repairs and replacements not so made or hire, at Tenant's expense, independent contractors to perform such work. Tenant shall be liable to Landlord for all regular costs incurred by Landlord in returning the Leased Premises to the required condition, plus interest on all costs incurred from the date paid by Landlord at the then maximum rate of interest not prohibited by Law until paid, payable by Tenant to Landlord within ten days after receipt of a statement therefore from Landlord, and Tenant shall be deemed to have impermissibly held over until such time as such required and material work is completed, and Tenant shall pay Base Monthly Rent and Additional Rent in accordance with the terms of
Section 13.2 (Holding Over) until such work is completed.

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Tenant shall indemnify Landlord against loss or liability to the extent such liability or loss results from delay by Tenant in so surrendering the Leased Premises, including, without limitation, any claims made by any succeeding tenant or any losses to Landlord due to lost opportunities to lease to succeeding tenants.

         2.7 EARLY OCCUPANCY: If Tenant enters into possession of the Leased Premises prior to the Intended Commencement Date (or permits its contractors to enter the Leased Premises prior to the Intended Commencement Date), unless otherwise agreed in writing by Landlord, the Lease Commencement Date shall be deemed to have occurred on such sooner date, and Tenant shall be obligated to perform all its obligations under this Lease, including the obligation to pay rent, from that sooner date.

                                  ARTICLE 3:
                   RENT, LATE CHARGES AND SECURITY DEPOSITS

         3.1 BASE MONTHLY RENT: Commencing on the Lease Commencement Date (as determined pursuant to Article 2.3 above) and continuing throughout the Lease Term, Tenant shall pay to Landlord, without prior demand therefore, in advance on the first day of each calendar month, as base monthly rent, the amount set forth as "Base Monthly Rent" in Article 1 (the "Base Monthly Rent").

         3.2 ADDITIONAL RENT: Commencing on the Lease Commencement Date (as determined pursuant to Article 2.3 above) and continuing throughout the Lease Term, in addition to the Base Monthly Rent, Tenant shall pay to Landlord as additional rent (the "Additional Rent") the following amounts:

         A. An amount equal to all Property Operating Expenses (as defined in Article 13) incurred by Landlord. Payment shall be made by whichever of the following methods (or combination of methods) is (are) from time to time designated by Landlord:

                  (1) Landlord may bill to Tenant, on a periodic basis not more frequently than monthly, the amount of such expenses (or group or expenses) as paid or incurred by Landlord, and Tenant shall pay to Landlord the amount of such expenses within ten days after receipt of a written bill therefore from Landlord; and/or

                  (2) Landlord may deliver to Tenant Landlord's reasonable estimate of any given expense (such as Landlord's Insurance Costs or Real Property Taxes), or group of identified expenses, which it reasonably anticipates will be paid or incurred for the ensuing calendar or fiscal year, as Landlord may determine, and Tenant shall pay to Landlord an amount equal to the estimated amount of such expenses for such year in equal monthly, installments during such year with the installments of Base Monthly Rent.

                  (3) Landlord reserves the right to change from time to time the methods of billing Tenant for any given expense or group of expenses or the periodic basis on which such expenses are billed.

         B. Landlord's share of the consideration received by Tenant upon certain assignments and sublettings as required by Article 7;

         C. Any legal fees and costs that Tenant is obligated to pay or reimburse to Landlord pursuant to Article 13; and

         D. Any other charges or reimbursements due Landlord from Tenant pursuant to the terms of this Lease other than late charges and interest on defaulted rent.

         3.3 YEAR-END ADJUSTMENTS: If Landlord shall have elected to bill Tenant for the Property Operating Expenses (or any group of such expenses) on an estimated basis in accordance with the provisions of Article 3.2A(2) above, Landlord shall furnish to Tenant within three months following the end of the applicable calendar or fiscal year, as the case may be, a statement setting forth (i) the amount of such expenses paid or incurred during the just ended calendar or fiscal year, as appropriate, and (ii) the amount that Tenant has paid to Landlord for credit against such expenses for such period. If Tenant shall have paid more than its obligation for such expenses for the stated period, Landlord shall at Tenant's election, either (i) credit the amount of such overpayment toward the next ensuing payment or payments of Additional Rent that would otherwise by due or (ii) refund in cash to Tenant the amount of such overpayment. If such year-end statement shall show that Tenant did not pay its obligation for such expenses in full, then Tenant shall pay to Landlord the amount of such underpayment within ten days from Landlord's billing of same to Tenant. The provisions of this Article shall survive the expiration or sooner termination of this Lease.

         3.4 LATE CHARGE AND INTEREST ON RENT IN DEFAULT: Tenant acknowledges that the late payment by Tenant of any monthly installment of Base Monthly Rent will cause Landlord to incur certain costs and expense not contemplated under this Lease, the exact amounts of which are extremely difficult or impractical to fix. Such costs and expenses will include, without limitation, administration and collection costs and processing and accounting expenses. Therefore, if any installment of Base Monthly Rent is not received by Landlord from Tenant within six calendar days after Tenant's receipt of written notice from Landlord that the same becomes due, Tenant shall immediately pay to Landlord a late charge in an amount equal to the amount set forth in Article 1 as the "Late Charge Amount", and if any Additional Rent is not received by Landlord within 10 calendar days after Tenant's receipt of written notice from Landlord that same becomes due, Tenant shall immediately pay to Landlord a late charge in an amount equal to 5% percent of the Additional Rent not so paid. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the anticipated loss Landlord would suffer by reason of Tenant's failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within to pay any rental installment or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay each rental installment due under this Lease when due, including the right to terminate this Lease. If any rent remain delinquent for a period in excess of 20 calendar days, then, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not so paid from said day at the then maximum rate of interest not prohibited or made usurious by Law until paid.

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         3.5 PAYMENT OF RENT: All rent shall be paid in lawful money of the
United States, without any abatement, reduction or offset for any reason whatsoever, to Landlord at such address as Landlord may designate from time to time. Tenant's obligation to pay Base Monthly Rent and all Additional Rent shall be appropriately prorated at the commencement and expiration of the Lease Term. The failure by Tenant to pay any Additional Rent as required pursuant to this Lease when due shall be treated the same as a failure by Tenant to pay Base Monthly Rent when due, and Landlord shall have the same rights and remedies against Tenant as Landlord would have if Tenant failed to pay the Base Monthly Rent when due.

         3.6 PREPAID RENT: Concurrent with the execution of this Lease, Tenant shall pay to Landlord the amount set forth in Article I as "First Month's Prepaid Rent" as prepayment of rent for credit against the first installment(s) of Base Monthly Rent due hereunder. Additionally, Tenant has paid to Landlord the amount set forth in Article I as "Last Month's Prepaid Rent" as prepayment of rent for credit against the last installment(s) of Base Monthly Rent due hereunder, subject, however, to the provisions of Article 3.7 below.

         3.7 SECURITY DEPOSIT: Concurrent with the execution of this Lease, Tenant shall deposit with Landlord the amount set forth in Article 1 as the "Security Deposit" as security for the performance by Tenant of the terms of this Lease to be performed by Tenant, and not as prepayment of rent. Landlord may apply such portion or portions of the Security Deposit as are reasonably necessary for the following purposes: (i) to remedy any default by Tenant in the payment of Base Monthly Rent or Additional Rent or a late charge or interest on defaulted rent; (ii) to repair damage to the Leased Premises, the Building or the Outside Areas caused by Tenant; (iii) surrendered in the condition required pursuant to the provisions of Article 2; and (iv) to remedy any other default of Tenant to the extent permitted by Law including, without limitation, paying in full on Tenant's behalf any sums claimed by materialmen or contractors of Tenant to be owing to them by Tenant for work done or improvements made at Tenant's request to the Leased Premises. In this regard, Tenant hereby waives any restriction on the uses to which the Security Deposit may be applied as contained in Section 1950.7(c) of the California Civil Code and/or any successor statute. In the event the Security Deposit or any portion thereof is so used, Tenant shall pay to Landlord, promptly demanded within 10 days following Tenant's receipt of written notice an amount in cash sufficient to restore the Security Deposit to the full original sum. If Tenant fails to promptly restore the Security Deposit and if Tenant shall have paid to Landlord any sums as "Last Month's Prepaid Rent", Landlord may, in addition to any other remedy Landlord may have under this Lease, reduce the amount of Tenant's Last Month's Prepaid Rent by transferring all or portions of such Last Month's Prepaid Rent to Tenant's Security Deposit until such Security Deposit is restored to the amount set forth in Article 1. Landlord shall not be deemed a trustee of the Security Deposit. Landlord may use the Security Deposit in Landlord's ordinary business and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfer the Building or the Property during the Lease Term, Landlord may pay the Security Deposit to any subsequent owner in conformity with the provisions of Section 1950.7 of the California Civil Code and/or any successor statute, in which event the transferring landlord shall be released from all liability for the return of the Security Deposit provided that such Transferee assumes in writing the obligation of Landlord under this Lease. Tenant specifically grants to Landlord (and Tenant hereby waives the provisions of California Civil Code
Section 1950.7 to the contrary) a period of 30 days following a surrender of the Leased Premises by Tenant to Landlord within which to return the Security Deposit (less permitted deductions) to Tenant, it being agreed between Landlord and Tenant that 30 days is a reasonable period of time within which to inspect the Leased Premises, make required repairs, receive and verify workmen's billings therefore, and prepare a final accounting with respect to such deposit. In no event shall the Security Deposit, or any portion thereof, be considered prepaid rent.

SEE ADDENDUM

                                  ARTICLE 4:
                    USE OF LEASED PREMISES AND OUTSIDE AREA

         4.1 PERMITTED USE: Tenant shall be entitled to use the Leased Premises solely for the "Permitted Use" as set forth in Article 1 and for no other purpose whatsoever. Tenant shall have the right to use the Outside Areas in conjunction with its Permitted Use of the Leased Premises solely for the purposes for which they were designed and intended and for no other purposes whatsoever.

         4.2 GENERAL LIMITATIONS ON USE: Tenant shall not do or permit anything to be done in or about the Leased Premises, the Building, the Outside Areas or the Property which does or could unreasonably jeopardize the structural integrity of the Building or (ii) cause damage to any part of the Leased Premises, the Building, the Outside Areas or the Property. Tenant shall not operate any equipment within the Leased Premises which does or could unreasonably injure, vibrate or shake the Leased Premises or the Building, (ii) damage, overload, corrode, or impair the efficient operation of any electrical, plumbing, sewer, heating, ventilating or air conditioning systems within or servicing the Leased Premises or the Building or (iii) damage or impair the efficient operation of the sprinkler system (if any) within or serving the Leased Premises or the Building. Tenant shall not install any equipment or antennas on or make any penetrations of the exterior walls or roof of the Building. Tenant shall not affix any equipment to or make any penetrations or cuts in the floor, roof, or exterior walls of the Leased Premises. Tenant shall not place any loads upon the floors, walls, ceiling or roof systems which could endanger the structural integrity of the Building or damage its floors, foundations or supporting structural components. Tenant shall not place any explosive, flammable or Hazardous Materials in the drainage systems of the Leased Premises, the Building, the Outside Areas or the Property. Tenant shall not drain or discharge any fluids in the landscaped areas or across the paved areas of the Property. Tenant shall not use any of the Outside Areas for the storage of its materials, supplies, inventory or equipment, and all such materials, supplies, inventory or equipment shall at all times be stored within the Leased Premises. Tenant shall not commit nor permit to be committed any waste in or about the Leased Premises, the Building, the Outside Areas or the Property.

SEE ADDENDUM

         4.3 NOISE AND EMISSIONS: All noise generated by Tenant in its use of the Leased Premises shall be confined or muffled so that it does not interfere with the businesses of or annoy the occupants and/or users of adjacent properties. All dust, fumes, odors and other emissions generated by Tenant's use of the Leased Premises shall be sufficiently dissipated in accordance with sound environmental practices and exhausted from the Leased Premises in such a manner so as not to interfere with the businesses of or annoy the occupants and/or users of adjacent properties, or cause any damage to the Leased Premises, the Building, the Outside Areas or the Property or any component part thereof or the property of adjacent property owners.

         4.4 TRASH DISPOSAL: Tenant shall provide trash bins (or other adequate garbage disposal facilities) within the trash enclosure areas provided or permitted by Landlord outside the Leased Premises sufficient for the interim disposal of all of its trash, garbage and waste. All such trash, garbage and waste temporarily stored in such areas shall be stored in such a manner so that it is not visible from outside of such areas, and Tenant shall cause such trash, garbage and waste to be regularly removed from the Property at Tenant's sole cost. Tenant shall at all times keep the Leased Premises, the Building, the Outside Areas and the Property in a clean, safe and neat condition free and clear of all trash, garbage, waste and/or boxes, pallets and containers containing same at all times.

         4.5 PARKING: Tenant shall not, at any time, park or permit to be parked any recreational vehicles, inoperative vehicles or equipment in the Outside Areas or on any portion of the Property. Tenant agrees to assume responsibility for compliance by its employees and invitees with the parking provisions contained herein.

         4.6 SIGNS: Other than one business identification sign which is first approved by Landlord in accordance with this Article, Tenant shall not place or install on or within any portion of the Leased Premises, the exterior of the Building, the Outside Areas or the Property any sign, advertisement, banner, placard, or picture which is visible from the exterior of the Leased Premises. Tenant shall not place or install on or within any portion of the Leased Premises, the exterior of the Building, the Outside Areas or the Property any business identification- identification sign which is visible from the exterior of the Leased Premises until Landlord shall have first approved in writing the location, size, content, design, method of attachment and material to be used in the making of such sign. Any sign, once approved by Landlord, shall be installed only in strict compliance with Landlord's approval, at Tenant's expense, using a person first approved by Landlord to install same. Landlord shall not unreasonably withhold its approval of Tenant's signs. Landlord may remove any signs (which have not been first approved in writing by Landlord), advertisements, banners, placards or pictures so placed by Tenant on or within the Leased Premises, the exterior of the Building, the Outside Areas or the Property and charge to Tenant the cost of such removal, together with any costs incurred by Landlord to repair any damage caused thereby, including any cost incurred to restore the surface upon which such sign was so affixed to its original condition. Tenant shall remove all of Tenant's signs, repair any damage caused thereby, and restore the surface upon which the sign was affixed to its original condition, all to Landlord's reasonable satisfaction, upon the termination of this Lease.

         4.7 COMPLIANCE WITH LAWS AND PRIVATE RESTRICTIONS: Tenant shall abide by and shall promptly observe and comply with, at its sole cost and expense, all Laws and Private Restrictions respecting the use and occupancy of the Leased Premises, the Building, the Outside Areas or the Property including, with out limitation, all Laws governing the use and/or disposal of hazardous materials, and shall defend with competent counsel, indemnify and hold Landlord harmless from any claims, damages or liability resulting from Tenant's failure to do so. The indemnity provision of this Article shall survive the expiration or sooner termination of this Lease, with respect to any activities of Tenant occurring on or about the Property while Tenant was in possession of the Leased Premises.

         4.8 COMPLIANCE WITH INSURANCE REQUIREMENTS: With respect to any insurance policies required or permitted to be carried by Landlord in accordance with the provisions of this Lease, Tenant shall not conduct (or permit any other person to conduct) any activities nor keep, store or use (or allow any other person to keep, store or use) any item or thing within the Leased Premises, the Building, the Outside Areas or the Property which (i) is prohibited under the terms of such policies, (ii) could result in the termination of the coverage afforded under any of such policies, (iii) could give to the insurance carrier the right to cancel any of such policies, or (iv) could cause an increase in the rates (over standard rates) charged for the coverage afforded under any of such policies. Tenant shall comply with all requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain, at standard rates, the insurance coverages carried by either Landlord or Tenant pursuant to this Lease.

         4.9 LANDLORD'S RIGHT TO ENTER: Landlord and its agents shall have the right to enter the Leased Premises during normal business hours after giving Tenant 24 hour notice except in an emergency and subject to Tenant's reasonable security measures for the purpose of (i) inspecting the same; (ii) showing the Leased Premises to prospective purchasers, mortgagees; (iii) making necessary alterations, additions or repairs; (iv) performing any of Tenant's obligations when Tenant has failed to do so. After expiration of all notice & cure periods Landlord shall have the right to enter the Leased Premises during normal business hours (or as otherwise agreed), subject to Tenant's reasonable security measures, for purposes of supplying any maintenance or services agreed to be supplied by Landlord. Landlord shall have the right to enter the Outside Areas during normal business hours for purposes of (i) inspecting the exterior of the Building and the Outside Areas, (ii) posting notices of non-responsibility, or "For Lease" signs and showing the space to prospective tenants in last 6 months of lease, and (iii) supplying any services to be provided by Landlord. Any entry into the Leased Premises or the Outside Areas obtained by Landlord in accordance with this Article shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Leased Premises, or an eviction, actual or constructive of Tenant from the Leased Premises or any portion thereof.

         4.10 USE OF OUTSIDE AREAS: Tenant, in its use of the Outside Areas, shall at all times keep the Outside Areas in a safe condition free and clear of all materials, equipment, debris, trash (except within existing enclosed trash areas), inoperable vehicles, and other items which are not specifically permitted by Landlord to be stored or located thereon by Tenant. If, in the opinion of Landlord, unauthorized persons are using any of the Outside Areas by reason of, or under claim of, the express or implied authority or consent of Tenant, then Tenant, upon demand of Landlord, shall take reasonable action to restrain such unauthorized use, and shall initiate such appropriate proceedings as may be required to so restrain such use.

         4.11 RULES AND REGULATIONS: Landlord shall have the right from time to time to establish reasonable rules and regulations and/or amendments or additions thereto resulting the use of the Leased Premises and the Outside Areas for the care and orderly management of the Property. Upon delivery to Tenant of a copy of such rules and regulations or any amendments or additions thereto, Tenant shall comply with such rules and regulations. A violation by Tenant of any of such rules and regulations shall constitute a default by Tenant under this Lease. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible or liable to Tenant for the violation of such rules and regulations by any other tenant of the Property.

         4.13 OUTSIDE AREAS: No materials, pallets, supplies, tanks or containers whether above or below ground level, equipment, finished products or semifinished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Leased Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Landlord for such use by Tenant.

         4.14 HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of Hazardous Materials on the Property:

         A. Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant, Tenant's Agents, or any other party after the Effective Date of this Lease in or about the Property shall strictly comply with all applicable Hazardous Materials Laws. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord from and against any and all liabilities, losses, claims, damages, lost profits, consequential damages, interest, penalties, fines, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of Hazardous Materials on or about the Property by Tenant, Tenant's Agents, Permittees, or Invites after the Effective Date.

         B. If the presence of Hazardous Materials on the Property caused or permitted by Tenant, Tenant's Agents, Permittees, or Invites after the Effective Date of this Lease results in contamination or deterioration of water or soil or any other part of the Property, then Tenant shall promptly take any and all action necessary to investigate and remediate such contamination. Tenant shall further be solely responsible for, and shall defend, indemnify and hold Landlord and its agents harmless from and against, all claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with any investigation and remediation (including investigative analysis, removal, cleanup, and/or restoration work) required hereunder to return the Leased Premises, Building, Common Areas, Outside Areas, and/or Property and any other property of whatever nature to their condition existing prior to the appearance of such Hazardous Materials.

         C. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Property, and (ii) any contamination of the Property by Hazardous Materials which constitutes a violation of any Hazardous Materials Law. Tenant may use small quantities of household chemicals such as adhesives, lubricants, and cleaning fluids in order to conduct its business at the Premises and such other Hazardous Materials as are necessary to the operation of Tenant's business of which Landlord receives notice prior to such Hazardous Materials being brought onto the Property (or any portion thereof) and which Landlord consents in writing may be brought onto the Property. In granting Landlord's consent, Landlord may specify the location and manner or use, storage, or handling of any Hazardous Materials. Landlord's consent shall in no way relieve Tenant from any of its obligations as contained herein. Tenant shall notify Landlord in writing at least ten (10) days prior to the tenant bringing any Hazardous Material on the Leased Premises, Building, Common Areas, Outside Areas, and/or Property. Tenant shall provide Landlord with a list of all Hazardous Materials and the quantities of each Hazardous Materials to be stored on any portion of the Property, and upon Landlord's request Tenant shall provide Landlord with copies of any and all Hazardous Materials Management Plans, Material Safety Data Sheets, Hazardous Waste Manifests, and other documentation maintained or received by Tenant pertaining to the Hazardous Materials used, stored, or transported or to be used, stored, or transported on any portion of the Property. At any time during the Lease Term, Tenant shall, within five days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant on the Property (or have been used on the Property), the nature of such use, and the manner of storage and disposal.

         D. Landlord may cause testing wells to be installed on the Property, and may cause the ground water to be tested to detect the presence of Hazardous Materials by the use of such tests as are then customarily used for such purposes. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant if such tests disclose the existence of facts which give rise to liability of Tenant pursuant to its indemnity given in A and or B above. Landlord may retain consultants to inspect the Property, conduct periodic environmental audits, and review any information provided by Tenant. Tenant shall pay the reasonable cost of fees charged by Landlord and/or Landlord's consultants as a Property Management Cost.

                                 SEE ADDENDUM

         E. Upon the expiration or earlier termination of the Lease, Tenant, at its sole cost, shall remove all Hazardous Materials from the Property deposited by Tenant or Tenant's Agents, Contractors, Servants, Employees or Invitees (Tenant's Parties). If Tenant fails to so surrender the Property, Tenant shall indemnify and hold Landlord harmless from all damages resulting from Tenant's failure to surrender the Property as required by this Subsection, including, without limitation, any claims or damages in connection with the condition of the Property caused by Tenant or Tenant's Parties including, without limitation, damages occasioned by the inability to release the Property (or any portion thereof) or a reduction in the fair market and/or rental value of the Property, Building,

Common Areas, Outside Areas, and/or Property by reason of the existence of any Hazardous Materials in or around the Leased Premises, Building, Common Areas, Outside Areas, and/or Property cause. As a result of any release of Hazardous Materials caused by Tenant or Tenant's Parties. If any action is required to be taken by a governmental authority to test, monitor, and/or clean up Hazardous Materials from the Leased Premises, Building, Common Areas, Outside Areas, and/or Property and such action is not completed prior to the expiration or earlier termination of the Lease, Landlord shall be entitled to all damages directly or indirectly incurred as a result of any release of Hazardous Materials caused by Tenant or Tenant's Parties including without limitation, damages occasioned by the inability to release the Property or a reduction of the fair market and/or rental value of the Leased Premises, Building, Common Areas, Outside Areas, and/or Property.

         F. As used herein, the term "Hazardous Material(s)" means any hazardous or toxic substances, material or waste, which is or becomes regulated by any federal, state, regional or local governmental authority because it is in any way hazardous, toxic, carcinogenic, mutagenic or otherwise adversely affects any part of the environment or creates risks of any such hazards or effects, including, but not limited to, petroleum; asbestos, and polychorinated bipheyls and any material, substance, or waste (a) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7 or listed pursuant to Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law);
(b) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley Tanner Hazardous Substance Account Act); (c) defined as a "hazardous material," "hazardous substance" or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory); (d) defined as a "hazardous substance" under
Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances); (e) defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act,, 42 United States Code Sections 6901 et seq. (42 U.S.C. 6903); or (g) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 United States Code
Section 9601 et seq. (42 U.S.C. 9601) or (h) defined as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C.
1251) or (i) listed pursuant to Section 307 of the Federal Water Pollution Control Act (33 U.S.C. 1317) or (j) regulated under the Toxic Substances Control Act (15 U.S.C. 2601 et seq.) or (k) defined as a "hazardous material" under
Section 66680 or 66084 of Title 22 of the California Code of Regulations (Administrative Code), (l) listed in the United States Department of Transportation Hazardous Materials Table (49 C.F.R. 172.101) or (m) listed by the Environmental Protection Agency as "hazardous substances" (40 C.F.R. Part
302) and amendments thereto. The term "Hazardous Material Laws" shall mean (i) all of the foregoing laws as amended from time to time and (ii) any other federal, state, or local law, ordinance, regulation, or order regulating Hazardous Materials.

         G. Tenant's failure to comply with any of the requirements of this Section regarding the storage, use, disposal, or transportation of Hazardous Materials, or the appearance of any Hazardous Materials on the Leased Premises, Building, Common Area, Outside Areas, and/or the Property without Landlord's consent shall after the expiration of all notice and cure periods be an Event of Default as defined in this Lease. The obligations of Landlord and Tenant under this Section shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant within respect to issues relating to Hazardous Materials are exclusively established by this section. In the event of any inconsistency between any other part of this Lease and this Section, the terms of this Section shall control.

                                   ARTICLE 5:
                  REPAIRS, MAINTENANCE, SERVICES AND UTILITIES

         5.1 REPAIR AND MAINTENANCE: Except in the case of damage to or destruction of the Leased Premises, the Building, the Outside Areas or the Property caused by an Act of God or other peril, in which case the provisions of
Article 10 shall control, the parties shall have the following obligations and responsibilities with respect to the repair and maintenance of the Leased Premises, the Building and the Outside Areas.

         A. Tenant's Obligations: Tenant shall, at all times during the Lease Term and at its sole cost and expense, regularly clean and continuously keep and maintain in good order, condition and repair the Leased Premises and every non-structural part thereof including, without limiting the generality of the foregoing, (i) all interior walls, floors and ceilings, (ii) all windows, doors and skylights, (iii) all electrical wiring, conduits, connectors and fixtures,
(iv) all plumbing, pipes, sinks, toilets, faucets and rains, (v) all lighting fixtures, bulbs and lamps, (vi) all heating, ventilating and air conditioning equipment, and (vii) all entranceways to the Leased Premises. Tenant, if requested to do so by Landlord shall hire, at Tenant's sole cost and expense, a licensed heating, ventilating and air conditioning contractor to regularly and periodically (not less frequently than every three months) inspect and perform required maintenance on the heating, ventilating and air conditioning equipment and systems serving the Leased Premises, or alternatively, Landlord may, at its election, contract in its own name for such regular and periodic inspections of and maintenance on such heating, ventilating and air conditioning equipment and systems and charge to Tenant, as Additional Rent, the reasonable cost thereof. Tenant shall, at all times during the Lease Term, keep in a clean and orderly condition the Outside Areas. Tenant shall regularly and periodically sweep and clean the driveways and parking areas. Tenant shall, at its sole cost and expense, repair all damage to the Leased Premises, the Building, the Outside Areas or the Property caused by the activities of Tenant, its employees, invitees or contractors promptly following written notice from Landlord to so repair such damage (to the extent not covered by insurance required to be maintained hereunder). If Tenant shall fail to perform the required maintenance or fail to make repairs required of it pursuant to this Article within a reasonable period of time following notice from Landlord to do so, then Landlord may, ,at its election and without waiving any other remedy it may otherwise have under this Lease or at Law, perform such maintenance or make such repairs and charge to Tenant, as Additional Rent, the costs so incurred by, Landlord for same. All glass within or a part of the Leased Premises, both interior and exterior, is at the sole risk of Tenant and any broken glass shall promptly be replaced by Tenant at Tenant's expense with glass of the same kind, size and quality.

         B. Landlord's Obligation: Landlord shall, at all times during the Lease Term, maintain in good condition and repair: (i) the exterior and structural parts of the Building (including the foundation, subflooring, load-bearing and exterior walls, and roof); and (ii) the landscaped areas located outside the Building. The provisions of this Subarticle B shall in no way limit the right of Landlord to charge to Tenant, as Additional Rent pursuant to
Article 3 (to the extent permitted pursuant to Article 3), the costs incurred by Landlord in performing such maintenance and/or making such repairs.

         5.2 UTILITIES: Tenant shall arrange, at its sole cost and expense and in its own name, for the supply of gas and electricity to the Leased Premises. Landlord shall maintain the water meter(s) in its own name; provided, however, that if at any time during the Lease Term Landlord shall require Tenant to put the water service in Tenant's name, Tenant shall do so at Tenant's sole cost. Tenant shall be responsible for determining if the local supplier of water, gas and electricity can supply the needs of Tenant and whether or not the existing water, gas and electrical distribution systems within the Building and the Leased Premises are adequate for Tenant's needs. Tenant shall be responsible for determining if the existing sanitary and storm sewer systems now servicing the Leased Premises and the Property are adequate for Tenant's needs. Tenant shall pay all charges for water, gas, electricity, and storm and sanitary sewer services as so supplied to the Leased Premises during the Lease Term Landlord shall not interfere with delivery of utility service to the Property, irrespective of whether or not the services are maintained in Landlord's or Tenant's name.

         5.3 SECURITY: Tenant acknowledges that Landlord has not undertaken any duty whatsoever to provide security for the Leased Premises, the Building, the Outside Areas or the Property and, accordingly, Landlord is not responsible for the security of same or the protection of Tenant's property or Tenant's employees, invitees or contractors. To the extent Tenant determines that such security or protection services are advisable or necessary, Tenant shall arrange for and pay the costs of providing same.

         5.4 ENERGY AND RESOURCE CONSUMPTION: Landlord may cooperate in a reasonable manner with the mandatory efforts of governmental agencies and/or utility suppliers in reducing energy or other resource consumption within the Property. Tenant shall not be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of such compliance or cooperation. Tenant agrees at all times to cooperate fully with Landlord and to abide by all reasonable rules established by Landlord (i) in order to maximize the efficient operation of the electrical, heating, ventilating and air conditioning systems and all other energy or other resource consumption systems within the Property and/or (ii) in order to comply with the requirements and recommendations of utility suppliers and governmental agencies regulating the consumption of energy and/or other resources.

         5.5 LIMITATION OF LANDLORD'S LIABILITY: Except for injury, damage, or loss which arises from the negligence, willful misconduct, or breach of this Lease by Landlord, Landlord's agents, employees or contractors, Landlord shall not be liable to Tenant for injury to Tenant, its employees, agents, invitees or contractors, damage to Tenant's property or loss of Tenant's business or profits, nor shall Tenant be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of (i) Landlord's failure to provide security services or systems within the Property for the protection of the Leased Premises, the Building or the Outside Areas, or the protection of Tenant's property or Tenant's employees, invitees, agents, or contractors, or
(ii) Landlord's failure to perform any maintenance or repairs to the Leased Premises, the Building, the Outside Areas or the Property until Tenant shall have first notified Landlord, in writing of the need for such maintenance or repairs, and then only after Landlord shall have had a reasonable period of time following its receipt of such notice within which to perform such maintenance or repairs, or (iii) any failure, interruption, rationing, or other curtailment in the supply of water, electric current, gas or other utility service to the Leased Premises, the Building, the Outside Areas or the Property from whatever cause (other than Landlord's sole active negligence or willful misconduct), or
(iv) the unauthorized intrusion or entry into the Leased Property by third parties (other than Landlord).

                                   ARTICLE 6:
                          ALTERATIONS AND IMPROVEMENTS

         6.1 BY TENANT: Tenant shall not make any alterations to or modifications of the Leased Premises or construct any improvements within the Leased Premises until Landlord shall have first approved, in writing, the plans and specifications therefore, which approval shall not be unreasonably withheld or delayed. Landlord's consent shall not be required for non-structural interior improvements costing less than $10,000 in any calendar year. Plans are required. All such modifications, alterations or improvements, once so approved, shall be made, constructed or installed by Tenant at Tenant's expense (including all permit fees and governmental charges related thereto), using a licensed contractor first approved by Landlord, in substantial compliance with the Landlord approved plans and specifications therefore. All work undertaken by Tenant shall be done in accordance with all Laws and in a good and workmanlike manner using new materials of good quality. Tenant shall not commence the making of any such modifications or alterations or the construction of any such improvements until (i) all required governmental approvals and permits shall have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant shall have given Landlord at least five business days prior written notice of its intention to commence such work so that Landlord may post and file notices of non-responsibility, and (iv) if requested by Landlord, Tenant shall have obtained contingent liability and broad form builder's risk insurance in an amount reasonably satisfactory to Landlord to cover any perils relating to the proposed work not covered by insurance carried by Tenant pursuant to Article 9. In no event shall Tenant make any modifications, alterations or improvements whatsoever to the Outside Areas or the exterior or structural components of the Building including, without limitation, any cuts or penetrations in the floor, roof or exterior walls of the Leased Premises without Landlord's approval which shall not be unreasonably withheld. As used in this Article, the term "modifications, alterations and/or improvements" shall include, without limitation, the installation of additional electrical outlets, overhead lighting fixtures, drains, sinks, partitions, doorways, or the like.

         6.2 OWNERSHIP OF IMPROVEMENTS: All modifications, alterations or improvements made or added to the Leased Premises by Tenant (other than Tenant's inventory, equipment, movable furniture, personal property, wall decorations and trade fixtures) shall be deemed real property and a part of the Leased Premises, but shall remain the property of Tenant during the Lease Term. Any such modifications, alterations or improvements, once completed, shall not be altered or removed from the Leased Premises during the Lease Term without Landlord's written approval first obtained in accordance with the provisions of Article 6.1 above. At the expiration or sooner termination of this Lease, all such modifications, alterations and improvements (other than Tenant's inventory, equipment, moveable furniture, wall decorations and trade fixtures) shall automatically become the property of Landlord and shall be surrendered to

Landlord as a part of the Leased Premises as required pursuant to Article 2, unless Landlord shall require Tenant to remove any of such modifications, alterations or improvements in accordance with the provisions of Article 2, in which case Tenant shall so remove same. Landlord shall have no obligation to reimburse to Tenant all or any portion of the cost or value of any such modifications, alterations or improvements so surrendered to Landlord. All modifications, alterations or improvements which are installed or constructed on or attached to the Leased Premises by Landlord at Landlord's expense shall be deemed real property and a part of the Leased Premises and shall be the property of Landlord. All lighting, plumbing, electrical, heating, ventilating and air conditioning fixtures, partitioning, window coverings, wall coverings and floor coverings installed by Tenant shall be deemed improvements to the Leased Premises and not trade fixtures of Tenant.

         6.3 ALTERATIONS: Tenant shall, at its sole cost make all modifications, alterations and improvements to the Leased Premises that are required by an Law because of (i) Tenant's use or occupancy of the Leased Premises, the Building, the Outside Areas, or the Property, (ii) Tenant's application for any permit or governmental approval, or (iii) Tenant's making of any modifications, alterations or improvements to or within the Leased Premises. If Landlord shall, at any time during the Lease Term, (i) be required by any governmental authority to make any modifications, alterations or improvements to the Building or the Project, the cost incurred by Landlord in making such modifications, alterations or improvements, including an Landlord's interest rate per annum cost of money factor shall be amortized by Landlord over the useful life of such modifications, alterations or improvements, as determined in accordance with generally accepted accounting standards, and the monthly amortized cost of such modifications, alterations and improvements as so amortized shall be considered a Property Maintenance Cost.

         6.4 LIENS: Tenant shall keep the Property and every part thereof free from any liens and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant, its agents employees or contractors relating to the Property. If any such claim of lien is recorded against Tenant's interest in this Lease, the Property or any part thereof, Tenant shall bond against, discharge or otherwise cause such lien to be entirely released within 30 days after the same has been so recorded. Tenant's failure to do so shall be conclusively deemed a material default under the terms of this Lease.

                                   ARTICLE 7:
                       ASSIGNMENT AND SUBLETTING BY TENANT

         7.1 BY TENANT: Tenant shall not sublet the Leased Premises (or any portion thereof) or assign or encumber its interest in this Lease, whether voluntarily or by operation of Law, without Landlord's prior written consent which shall not be unreasonably withheld or delayed first obtained in accordance with the provisions of this Article 7. Any attempted subletting, assignment or encumbrance without Landlord's prior written consent, at Landlord's election, shall constitute a default by Tenant under the terms of the Lease. The acceptance of rent by Landlord from any person or entity other than Tenant, or the acceptance of rent by Landlord from Tenant with knowledge of a violation of the provisions of this Article, shall not be deemed to be a waiver by Landlord of any provision of this Article or this Lease or to be a consent to any subletting by Tenant or any assignment or encumbrance of Tenant's interest in this Lease.

         7.2 MERGER OR REORGANIZATION:

         7.3 LANDLORD'S ELECTION: If Tenant shall desire to assign its interest under this Lease or to sublet the Leased Premises, Tenant must first notify Landlord, in writing, of its intent to so assign or sublet, at least 20 days in advance of the date it intends to so assign its interest in this Lease or sublet the Leased Premises but not sooner than one hundred eighty days in advance of such date, specifying in detail the terms of such proposed assignment or subletting, including the name of the proposed assignee or subleasee, the proposed assignee's or subleasee's intended use of the Leased Premises, a current financial statement of such proposed assignee or subleasee and the form of documents to be used in effectuating such assignment or subletting. Landlord shall have a period of 10 days following receipt of such notice within which to do one of the following: (i) consent to such requested assignment or subletting subject to Tenant's compliance with the conditions set forth in Article 7.4 below or (ii) refuse to so consent to such requested assignment or subletting, provided that such consent shall not be unreasonably refused. It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting if (i) the proposed assignee's or subtenant's anticipated use of the Premises in-volves the storage, use or disposal of a Hazardous Material other than Hazardous Materials used by Tenant; (ii) if the proposed assignee or subtenant has been required by any prior landlord, lender or governmental authority to clean up Hazardous Materials unlawfully discharged by the proposed assignee or subtenant; or (iii) if the proposed assignee or subtenant is subject to investigation or enforcement order or proceeding by any governmental authority in connection with the unlawful use, disposal or storage of a Hazardous Material. During said 10 day period, Tenant covenants and agrees to supply to Landlord, upon request, all necessary or relevant information which Landlord may reasonably request respecting such proposed assignment or subletting and/or the proposed assignee or subleasee.

         7.4 CONDITIONS TO LANDLORD'S CONSENT: If Landlord elects to consent, or shall have been ordered to so consent by a court of competent jurisdiction, to such requested assignment, subletting or encumbrance, such consent shall be expressly conditioned upon the occurrence of each of the conditions below set forth, and any purported assignment, subletting or encumbrance made or ordered prior to the full and complete satisfaction of each of the following conditions shall be void and, at the election of Landlord, which election may be exercised at any time following such a purported assignment, subletting or encumbrance but prior to the satisfaction of each of the stated conditions, shall constitute a material default by Tenant under this Lease until cured by satisfying in full each such condition by the assignee, subleases or encumbrances. The conditions are as follows:

         A. Landlord having approved in form and substance the assignment or sublease agreement (or the encumbrance agreement), which approval shall not be unreasonably withheld by Landlord if the requirements of this Article 7 are otherwise complied with.

         B. Each such subleases or assignee having agreed, in writing satisfactory to Landlord and its counsel and for the benefit of Landlord, to assume, to be bound by, and to perform the obligations of this Lease to be performed by Tenant (or, in the case of encumbrance, each such encumbrancer having similarly agreed to assume, be bound by and to perform Tenant's obligations upon a foreclosure or transfer in lieu thereof).

         C. Tenant having fully and completely performed all of its obligations under the terms of this Lease as of the date of such assignment or subletting.

         D. Tenant having reimbursed to Landlord all reasonable costs and attorneys' fees incurred by Landlord in conjunction with the processing and documentation of any such requested subletting, assignment or encumbrance.

         E. Tenant having delivered to Landlord a complete and fully-executed duplicate original of such sublease agreement, assignment agreement or encumbrance (as applicable) and all related agreements.

         F. Tenant having paid, or having agreed in writing to pay as to future payments, to Landlord 50 percent of all assignment consideration or excess rentals to be paid to Tenant or to any other on Tenant's behalf or for Tenant's benefit for such assignment or subletting as follows:

                  (1) If Tenant assigns its interest under this Lease and if all or a portion of the consideration for such assignment is to be paid by the assignee at the time of the assignment, that Tenant shall have paid to Landlord and Landlord shall have received an amount equal to 50 percent of the assignment consideration so paid or to be paid (whichever is the greater) at the time of the assignment by the assignee; or

                  (2) If Tenant assigns its interest under this Lease and if Tenant is to receive all or a portion of the consideration for such assignment in future installments, that Tenant and Tenant's assignee shall have entered into a written agreement with and for the benefit of Landlord satisfactory to Landlord and its counsel whereby Tenant and Tenant's assignee jointly agree to pay to Landlord an amount equal to 50 percent of all such future assignment consideration installments to be paid by such assignee as and when such assignment consideration is so paid.

                  (3) If Tenant subleases the Leased Premises, that Tenant and Tenant's subleasee shall have entered into a written agreement with and for the benefit of Landlord satisfactory to Landlord and its counsel whereby Tenant and Tenant's subleasee jointly agree to pay to Landlord 50 percent of all excess rentals to be paid by such subleases as and when such excess rentals are so paid.

         7.5 ASSIGNMENT CONSIDERATION AND EXCESS RENTALS DEFINED: For purposes of the Article, the term "assignment consideration" shall mean all consideration to be paid by the assignee to Tenant or to any other on Tenant's behalf or for Tenant's benefit as consideration for such assignment, less any commissions paid by Tenant to a licensed real estate broker for arranging such assignment (not to exceed then standard rates), and the term "excess rentals" shall mean all consideration to be paid by the subleases to Tenant or to any other on Tenant's behalf or for Tenant's benefit for the sublease of the Leased Premises in excess of the rent due to Landlord under the terms of this Lease for the same period, less any commissions paid by Tenant to a licensed real estate broker for arranging such sublease (not to exceed then standard rates) and the cost of improvements made to the subleased premises by Tenant at its expense for the purpose of subleasing. Tenant agrees that the portion of any assignment consideration and/or excess rentals arising from any assignment or subletting by Tenant which is to be paid to Landlord pursuant to this Article now is and shall then be the property of Landlord and not the property of Tenant.

         7.6 PAYMENTS: All payments required by this Article to be made to Landlord shall be made in cash in full as and when they become due. At the time Tenant, Tenant's assignment or subleases makes each such payment to Landlord, Tenant or Tenant's assignee or subleases, as the case may be, shall deliver to Landlord an itemized statement in reasonable detail showing the method by which the amount due Landlord was calculated and certified by the party making such payment as true and correct.

         7.7 GOOD FAITH: The rights granted to Tenant by this Article are granted in consideration of Tenant's express covenant that all pertinent allocations which are made by Tenant between the rental value of the Leased Premises and the value of any of Tenant's personal property which may be conveyed or leased generally concurrently with and which may reasonably be considered a part of the same transaction as the permitted assignment or subletting shall be made fairly, honestly and in good faith.

         7.8 EFFECT OF LANDLORD'S CONSENT: No subletting, assignment or encumbrance, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay rent and to perform all of the obligations to be performed by Tenant hereunder. Consent by Landlord to one or more assignments or encumbrances of Tenant's interest in this Lease or to one or more sublettings of the Leased Premises shall not be deemed to be a consent to any subsequent assignment, encumbrance or subletting. If Landlord shall have been ordered by a court of competent jurisdiction to consent to a requested assignment or subletting, or such an assignment or subletting shall have been ordered over the objection of Landlord, such assignment or subletting shall not be binding between the assignee (or subleases) and Landlord until such time as all conditions set forth in Article 7.4 above have been fully satisfied (to the extent not then satisfied) by the assignee or sub subleases, including, without limitation, the payment to Landlord of all agreed assignment considerations and/or excess rentals then due Landlord.

                                   ARTICLE 8:
                LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY

         8.1 LIMITATION ON LANDLORD'S LIABILITY AND RELEASE: Landlord shall not be liable to Tenant for, and Tenant hereby releases Landlord and its partners, principals, officers, agents and employees from, any and all liability, whether in contract, tort or on any other basis, for any injury to or any damage sustained by Tenant, Tenant's agents, employees, contractors or invitees; any damage to Tenant's property; or any loss to Tenant's business, loss of Tenant's profits or other financial loss of Tenant resulting from or attributable to the condition of, the management of, the repair or maintenance of, the protection of, the supply of services or utilities to, the damage to or destruction of the Leased Premises, the Building, the Project or the Common Areas, including without limitation (i) the failure, interruption, rationing or other curtailment or cessation in the supply of electricity, water, gas or other utility service to the Project, the Building or the Leased Premises; (ii) the vandalism or forcible entry into the Building or the Leased Premises; (iii) the penetration of water into or onto any portion of the Leased Premises through roof leaks or otherwise; (iv) the failure to provide security and/or adequate lighting in or about the Project, the Building or the Leased Premises; (v) the existence of any design or construction defects within the Project, the Building or the Leased Premises; (vi) the failure of any mechanical systems to function properly (such as the HVAC systems); or (vii) the blockage of access to any portion of the Project, the Building or the Leased Premises, except that Tenant does not so release Landlord from such liability to the extent such damage was proximately caused by Landlord's negligence, willful misconduct, or Landlord's failure to perform an obligation expressly undertaken pursuant to this Lease after a reasonable period of time shall have lapsed following receipt of written notice from Tenant to so perform such obligation.

         8.2 TENANT'S INDEMNIFICATION OF LANDLORD: Tenant shall defend with competent counsel reasonably satisfactory to Landlord any claims made or legal actions filed or threatened against Landlord with respect to the violation of any law, or the death, bodily injury, personal injury, property damage, or interference with contractual or property rights suffered by any third party (including other tenants within the Project) occurring within the Leased Premises or resulting from Tenant's use or occupancy of the Leased Premises, the Building or the Outside Areas, or resulting from Tenant's activities in or about the Leased Premises, the Building, the Outside Areas or the Property, and Tenant shall indemnify and hold Landlord, Landlord's principals, employees, agents and contractors harmless from any loss, liability, penalties, or expense whatsoever (including any loss attributable to vacant space which otherwise would have been leased, but for such activities) resulting therefrom, except to the extent proximately caused by the negligence acts or omissions or willful misconduct of Landlord or arising as a result of Landlord's breach of the terms of this Lease. This indemnity agreement shall survive until the latter to occur of (i) the date of the expiration, or sooner termination, of this Lease, or (ii) the date Tenant actually vacates the Leased Premises.

                                  ARTICLE 9:
                                   INSURANCE

         9.1 TENANT'S INSURANCE: Tenant shall maintain insurance complying with all of the following:
         A. Tenant shall procure, pay for and keep in full force and effect, at all times during the Lease Term, the following:

                  (1) Commercial General Liability Insurance insuring Tenant against liability for bodily injury, death, property damage and personal injury occurring at the Leased Premises, or resulting from Tenant's use or occupancy of the Leased Premises or the Building, Outside Areas, Property, or Common Areas or resulting from Tenant's activities in or about the Leased Premises. Such insurance shall be on an occurrence basis with a combined single limit of liability of not less than the amount of Tenant's Required Liability Coverage (as set forth in Article 1). The policy or policies shall be endorsed to name Landlord and such others as are designated by Landlord as additional insureds in the form equivalent to CG20111185 or successor and shall contain the following additional endorsement: "The insurance afforded to the additional insureds is primary insurance. If the additional insureds have other insurance which is applicable to the loss on a contributing, excess or contingent basis, the amount of this insurance company's liability under this policy shall not be reduced by the existence of such other insurance. Any insurance carried by the additional insureds shall be excess and non contributing with the insurance provided by the tenant." The policy shall not be canceled or reduced without at lest 30 days written notice to additional insureds. If the policy insures more than one location, it shall be endorsed to show that the limits and aggregate apply per location using endorsement CG25041185 or successor. Tenant's policy shall also contain the severability of interest and cross-liability endorsement or clauses.

                  (2) Fire and property damage insurance in so-called Special Form Tenant against loss from physical damage to Tenant's personal property, inventory, stock, trade fixtures and improvements within the Leased Premises with coverage for the full actual replacement cost thereof;

                  (3) Plate-glass insurance, at actual replacement cost;

                  (4) Boiler and machinery insurance, if applicable;

                  (5) Including without limitation Liquor Liability insurance for liability arising out of the distribution, sale, or consumption of food and/or beverages including alcoholic beverages at the Leased Premises for not less than the Tenant's Required Liability Coverage as set forth in Article 1;

                  (6) Workers' compensation insurance and any other employee benefit insurance sufficient to comply with all Laws which policy shall be endorsed to provide thirty (30) days written notice of cancellation to Landlord;

                  (7) With respect to making of alterations or the construction of improvements or the like undertaken by Tenant, contingent liability and builder's risk insurance, in an amount and with coverage satisfactory to Landlord;

                  (8) Business Income Insurance at a minimum of 50% coinsurance including coverage for loss of business income due to damage to equipment from perils covered under the so called Special Form; and

                  (9) Comprehensive Auto Liability Insurance with a combined single limit coverage of not less than the amount of Tenant's Required Liability Coverage (as set forth in Article 1) for bodily injury and/or property damage liability for: a) Owned autos b) Hired or borrowed autos c) Non-owned autos d) Auto blanket contractual form CA0029. The policy shall be endorsed to provide 30 days written notice of cancellation to Landlord.

         B. Each policy of liability insurance required to be carried by Tenant pursuant to this Article or actually carried by Tenant with respect to the Leased Premises or the Property (i) shall be in a form satisfactory to Landlord,
(ii) Shall be provided by carriers admitted to do business in the state of California, with a Best rating of "A/V1" or better and/or acceptable to Landlord. Property insurance shall contain a waiver and/or a permission to waive by the insurer any right of subrogation against Landlord, its principal, employees, agents and contractors which might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its principals, employees, agents or contractors.

         C. Prior to the time Tenant or any of its contractors enters the Leased Premises, Tenant shall deliver to the Landlord with respect to each policy of insurance required to be carried by Tenant pursuant to this article, a certificate of the insurer certifying, in a form satisfactory to the Landlord, that the policy has been issued and premium paid providing the coverage required by this Article and containing the provisions herein. Attached to such a certificate shall be endorsements naming Landlord as additional insured, and including the wording under primary insurance above. With respect to each renewal or replacement of any such insurance, the requirements of this Article must be complied with not less than 30 days prior to the expiration or cancellation of the policy being renewed or replaced. Landlord may at any time and from time-to-time inspect and/or copy any and all insurance policies required to be carried by Tenant pursuant to this article. If Landlord's lender, insurance broker or advisor or counsel reasonably determines at any time that the form or amount of coverage set forth in Article 9.1(A) for any policy of insurance Tenant is required to carry pursuant to this Article is not adequate, then Tenant shall increase the amount of coverage for such insurance to such greater amount or change the form as Landlord's lender, insurance broker or advisor or counsel reasonably deems adequate (provided however such increase level of coverage may not exceed the level of coverage for such insurance commonly carried by comparable businesses similarly situated and operating under similar circumstances).

         D. The Commercial General Liability insurance carried by Tenant shall specifically insure the performance by Tenant of the Indemnification provisions set forth in Article 8.2 of this lease provided, however, nothing contained in this Article 9 shall be construed to limit the liability of Tenant under Indemnification provisions set forth in said Article 8.2.

9.2 LANDLORD'S INSURANCE: With respect to insurance maintained by Landlord:

         A. Landlord shall maintain, as the minimum coverage required of it by this Lease, property insurance in so-called "Special" form insuring Landlord (and such others as Landlord may designate) against loss from physical damage to the Building with coverage of not less than one hundred percent of the full actual replacement cost thereof and against loss of rents for a period of not less than twelve months. Such property damage insurance, at Landlord's election but without any requirement on Landlord's behalf to do so, (i) may be written in so-called Special Form, excluding only those perils commonly excluded from such coverage by Landlord's then property damage insurer; (ii) may provide coverage for physical damage to the improvements so insured for up to the entire full actual replacement cost thereof; (iii) may be endorsed to include or separate policies may be carried to cover loss or damage caused by any additional perils against which Landlord may elect to insure, including earthquake and/or flood;
(iv) may provide coverage for loss of rents for a period of up to twelve months; and/or (v) may contain "deductibles" per occurrence in an amount reasonably acceptable to Landlord. Landlord shall not be required to cause such insurance to cover any of Tenant's personal property, inventory and trade fixtures, or any modifications, alterations or improvements made or constructed by Tenant to or within the Leased Premises.

         B. Landlord shall maintain Commercial General Liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death, and damage to property occur-ring in, on or about, or resulting from the use or occupancy of the Property, or any portion thereof, with combined single limit coverage of at least Two Million Dollars. Landlord may carry such greater coverage as Landlord or Landlord's Lender, insurance broker or advisor or counsel may from time to time determine is reasonably necessary for the adequate protection of Landlord and the Property.

         9.3 MUTUAL WAIVER OF SUBROGATION: Landlord hereby releases Tenant, and Tenant hereby releases Landlord and its respective principals, officers, agents, employees and servants, from any and all liability for loss, damage or injury to the property of the other in or about the Leased Premises or the Property which is caused by or results from a peril or event or happening which would be covered by insurance required to be carried by the party sustaining such loss under the terms of this Lease, or is covered by insurance actually carried and in force at the time of the loss, by the party sustaining such loss; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss and to the extent such insurance is not prejudiced thereby.

                                  ARTICLE 10:
                           DAMAGE TO LEASED PREMISES

         10.1 LANDLORD'S DUTY TO RESTORE: If the Leased Premises, the Building or the Outside Areas are damaged by any peril after the Effective Date of this Lease, Landlord shall restore the same, as and when required by this Article, unless this Lease is terminated by Landlord pursuant to Article 10.3 or by Tenant pursuant to Article 10.4. If this Lease is not so terminated, and the issuance of all necessary governmental permits, Landlord shall promptly commence and diligently prosecute to completion the restoration of the Leased Premises, the Building or the Outside Areas, as the case may be, to the extent then allowed by Law, to substantially the same condition in which it existed as of the Lease Commencement Date. Landlord's obligation to restore shall be limited to the improvements constructed by Landlord. Landlord shall have no obligation to restore any improvements made by Tenant to the Leased Premises or any of the Tenant's personal property, inventory or trade fixtures.

         10.2 INSURANCE PROCEEDS: All insurance proceeds available from the fire and property damage insurance carried by Landlord shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either Article
10.3 or 10.4, all insurance proceeds available from insurance carried by Tenant which cover loss of property that is Landlord's property or would become Landlord's property on termination of this Lease shall be paid to and become the property of Landlord, and the remainder of such proceeds shall be paid to and become the property of Tenant. If this Lease is not terminated pursuant to either Article 10.3 or 10.4, all insurance proceeds available from insurance carried by Tenant which cover loss to property that is Landlord's property shall be paid to and become the property of Landlord, and all proceeds available from such insurance which cover loss to property which would only become the property of Landlord upon the termination of this Lease shall be paid to and remain the property of Tenant.

         10.3 LANDLORD'S RIGHT TO TERMINATE: Landlord shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty days after the date of such damage or destruction:

         A. The Building is damaged by any peril which Landlord was required to insure against at the time of such damage or destruction (an "insured peril") to such an extent that the estimated cost to restore the Building exceeds seventy-five percent of the then actual replacement cost thereof.

         C. The Building is damaged by an uninsured peril, which peril Landlord was not required to insure against pursuant to the provisions of Article 9 of this Lease, to any extent.

         D. The Building is damaged by any peril and, because of the Laws then in force, the Building (i) can not be restored at reasonable cost or (ii) if restored, can not be used for the same use being made thereof before such damage.

         10.4 TENANT'S RIGHT TO TERMINATE: If the Leased Premises, the Building or the Outside Areas are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to this Article, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be complete. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised in the case of A or B below only by delivery to Landlord of a written notice of election to terminate within seven days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

         A. The Leased Premises are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within nine months after the date of such notice from Landlord; or

         B. The Leased Premises are damaged by any peril within nine months of the last day of the Lease Terminate and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within ninety days after the date such restoration is commenced.

         C. SEE ADDENDUM

         10.5 TENANT'S WAIVER: Landlord and Tenant agree that the provisions of
Article 10.4 above, captioned "Tenant's Right to Terminate", are intended to supersede and replace the provisions contained in California Civil Code, Section 1932, Subdivision 2, and California Civil Code, Section 1934, and accordingly Tenant hereby waives the provisions of said Civil Code Sections and the provisions of any successor Code Sections or similar laws hereinafter enacted.

         10.6 ABATEMENT OF RENT: In the event of damage to the Leased Premises which does not result in the termination of this Lease, the Base Monthly Rent (and any Additional Rent) shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant's use of the Leased Premises is impaired by such damage.

                                  ARTICLE 11:
                                 CONDEMNATION

         11.1 TENANT'S RIGHT TO TERMINATE: Except as otherwise provided in
Article 11.4 below regarding temporary takings, Tenant shall have the option to terminate this Lease if, as a result of any taking, (i) all of the Leased Premises is taken, (ii) 25 percent or more of the Leased Premises is taken and the part of the Leased Premises that remains cannot, within a reasonable period of time, be made reasonably suitable for the continue operation of Tenant's business, or (iii) there is a taking of a portion of the Outside Areas and, as a result of such taking, Landlord cannot provide parking spaces within the Property (or within a reasonable distance therefrom) equal in number to at least sixty-six and two-thirds percent of the number of parking spaces existing within the Outside Areas immediately prior to such taking, whether by rearrangement of the remaining parking areas in the Outside Areas (including, if Landlord elects, construction of multi-deck parking structures or respiring for compact cars where permitted Law). Tenant must exercise such option within a reasonable period of time, to be effective on the later to occur of (i) the date that possession of that portion of the Leased Premises or the Outside Areas that is condemned is taken by the condemnor or (ii) the date Tenant vacated the Leased Premises.

         11.2 LANDLORD'S RIGHT TO TERMINATE: Except as otherwise provided in
Article 11.4 below regarding temporary takings, Landlord shall have the option to terminate this Lease if, as a result of any taking, (i) all or a substantial part of the Leased Premises is taken, (ii) more than thirty-three and one-third percent of the Outside Areas is taken, or (iii) because of the Laws then in force, the Leased Premises may not be used for the same use being made thereof before such taking, whether or not restored as required by Article 11.3 below. Any such option to terminate by Landlord must be exercisable within a reasonable period of time, to be effective as of the date possession is taken by the condemnor.

         11.3 RESTORATION: If any part of the Leased Premises, the Building or the Outside Areas is taken and this Lease is not terminate, then Landlord shall repair any damage occasioned thereby to the remainder thereof to a condition reasonably suitable for Tenant's continued operations and otherwise to the extent practicable, in the manner and to the extent provided in Article 10.1.

         11.4 TEMPORARY TAKING: If any portion of the Leased Premises is temporarily taken for a period of 9 months or less and such period does not extend beyond the Lease Expiration Date, this Lease shall remain in effect. If any portion of the Leased Premises is temporarily taken for a period which either exceeds 9 months or which extends beyond the Lease Expiration Date, then Landlord and Tenant shall each independently have the option to terminate this Lease, effective on the date possession is taken by the condemnor.

         11.5 DIVISION OF CONDEMNATION AWARD: Any award made for any taking of the Property, the Building, the Outside Areas or the Leased Premises, or any portion thereof, shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any portion of the award that is made specifically (i) for the taking of personal property, inventory or trade fixtures belong to Tenant, (ii) for the interruption of Tenant's business or its moving costs, (iii) for loss of Tenant's goodwill, or
(iv) for any temporary taking where this Lease is not terminated as a result of such taking. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure, and the provisions of any similar law hereinafter enacted, allowing either party to petition the Superior Court to terminate this Lease and/or otherwise allocate condemnation awards between Landlord and Tenant in the event of a taking of the Leased Premises.

         11.6 ABATEMENT OF RENT: In the event of a taking of the Leased Premises which does not result in a terminate of this Lease, then, as of the date possession is taken by the condemning authority, the Base Monthly Rent shall be reduced in the same proportion that the area of that part of the Leased Premises so taken (less any addition to the area of the Leased Premises by reason of any reconstruction) bears to the area of the Leased Premises immediately prior to such taking.

         11.7 TAKING DEFINED: The terminate "taking" or "taken" as used in this
Article 11 shall mean any transfer or conveyance of all or any portion of the Property to a public or quasi-public agency or other entity having the power of eminent domain pursuant to or as a result of the exercise of such power by such an agency, including any inverse condemnation and/or any sale or transfer by Landlord of all or any portion of the Property to such an agency under threat of condemnation or the exercise of such power.

                                  ARTICLE 12:
                             DEFAULT AND REMEDIES

         12.1 EVENTS OF TENANT'S DEFAULT: Tenant shall be in default of its obligations under this Lease if any of the following events occur:

         A. Tenant shall have failed to pay within 10 days following receipt of written notice Base Monthly Rent or any Additional Rent when due; or

         B. Tenant shall have done or permitted to have been done any act, use or thing in its use, occupancy or possession of the Leased Premises or the Building or the Outside Areas which is prohibited by the terms of this Lease; or

         C. Tenant shall have failed to perform any terminate, covenant or condition of this Lease, except those requiring the payment of Base Monthly Rent or Additional Rent, within 30 days after written notice from Landlord to Tenant specifying the nature of such failure and requesting Tenant to perform same.

         D. Tenant shall have sublet the Leased Premises or assigned or encumbered its interest in this Lease in violation of the provisions contained in Article 7, whether voluntarily or by operation of Law; or

         E. Tenant shall have abandoned the Premises; or

         F. Tenant or any Guarantor of this Lease shall have permitted or suffered the sequestration or attachment of, or execution on, or the appointment of a custodian or receiver with respect to, all or any substantial part of the property or assets of Tenant (or such Guarantor) or any property or asset essential to the conduct of Tenant's (or such Guarantors) business, and Tenant (or such Guarantor) shall have failed to obtain a return or release of the same within thirty days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

         G. Tenant or any Guarantor of this Lease shall have made a general assignment of all or a substantial part of its assets for the benefit of its creditors; or

         H. Tenant or any Guarantor of this Lease shall have allowed (or sought) to have entered against it a decree or order which: (i) grants or constitutes an order for relief, appointment of a trustee, or confirmation or a reorganization plan under the bankruptcy laws of the United States; (ii) approves as properly filed a petition seeking liquidation or reorganization under said bankruptcy laws or any other debtor's relief law or similar statute of the United States or any state thereof; or (iii) otherwise directs the winding up or liquidation of Tenant; provided, however, if any degree or order was entered without Tenant's consent or over Tenant's objection. Landlord may not terminate this Lease pursuant to this Subarticle if such decree or order is rescinded or reversed within thirty days after its original entry.

         I. Tenant or any Guarantor of this Lease shall have availed itself of the protection of any debtor's relief law, moratorium law or other similar Law which does not require the prior entry of a decree or order.

         12.2 LANDLORD'S REMEDIES: In the event of any default by Tenant, and without limiting Landlord's right to indemnification as provided in Article 8.2, Landlord shall have the following remedies, in addition to all other rights and remedies provided by Law or otherwise provided in this Lease, to which Landlord may resort cumulatively, or in the alternative:

         A. Landlord may, at Landlord's election, keep this Lease in effect and enforce, by an action at law or in equity, all of its rights and remedies under this Lease including, without limitation, (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required by Tenant, or perform Tenant's obligations and be reimbursed by Tenant for the cost thereof with interest at the then maximum rate of interest not prohibited by Law from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the remedies of injunctive relief and specific performance to prevent Tenant from violating the terms of this Lease and/or to compel Tenant to perform its obligations under this Lease, as the case may be.

         B. Landlord may, at Landlord's election, terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this Subarticle shall not relieve Tenant from its obligation to pay to Landlord all Base Monthly Rent and Additional Rent then or thereafter due, or any other sums due or thereafter accruing to Landlord, or from any claim against Tenant for damages previously accrued or then or thereafter accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate the Lease, constitute a termination of the
Lease:

                  (1) Appointment of a receiver or keeper in order to protect Landlord's interest hereunder;

                  (2) Consent to any subletting of the Leased Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or

                  (3) Any other action by Landlord or Landlord's agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including, without limitation, any action taken to maintain and preserve the Leased Premises or any action taken to relet the Leased Premises, or any portion thereof, for the account of Tenant and in the name of Tenant.

         C. In the event Tenant breaches this Lease and abandons the Leased Premises, Landlord may terminate this Lease, but this Lease shall not terminate unless Landlord gives Tenant written notice of termination. If Landlord does not terminate this Lease by giving written notice of termination, Landlord may enforce all its rights and remedies under this Lease, including the right to recover rent as it becomes due under this Lease as provided in California Civil Code Section 1951.4, as in effect on the Effective Date of this Lease.

         D. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to damages in an amount as set forth in California Civil Code Section 1951.2, as in effect on the Effective Date of this Lease. For purposes of computing damages pursuant to Section 1951.2, an interest rate equal to the maximum rate of interest then not prohibited by Law shall be used where permitted. Such damages shall include, without limitation:

                  (1) The worth at the time of award of the amount by which the unpaid rent for the balance of the terminate after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco, at the time of award plus one percent; and

                  (2) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including without limitation, the following: (i) reasonable expenses for cleaning, repairing or restoring the Leased Premises; (ii) reasonable expenses for altering, remodeling or otherwise improving the Leased Premises for the purpose of reletting, including removal of existing leasehold improvements and/or installation of additional leasehold improvements (regardless of how the same is funded, including reduction of rent, a direct payment or allowance to a new tenant, or otherwise); (iii) reasonable broker's fees, advertising costs and other expenses of reletting the Leased Premises; (iv) reasonable costs of carrying and maintaining the Leased Premises which costs would have been billed to Tenant as Additional Rent had Tenant not defaulted and which include but are not limited to taxes, insurance premiums, utility charges, landscape maintenance costs, costs of maintaining electrical, plumbing and HVAC equipment and costs for providing security; (v) reasonable expenses incurred in removing, disposing of and/or storing any of Tenant's personal property, inventory or trade fixtures remaining therein; (vi) reasonable attorneys' fees, expert witness fees, court costs and other reasonable expenses incurred by Landlord but not limited to taxable costs) in retaking possession of the Leased Premises, establishing damages hereunder, and re-leasing the Leased Premises; and (vii) any other expenses, costs or damages otherwise incurred or suffered as a result of Tenant's default.

         12.3 LANDLORD'S DEFAULT AND TENANT'S REMEDIES: In the event Landlord fails to perform any of its obligations under this Lease, Landlord shall nevertheless not be in default under the terms of this Lease until such time as Tenant shall have first given Landlord written notice specifying the nature of such failure to perform its obligations, and then only after Landlord shall have had a reasonable period of time following its receipt of such notice within which to perform such obligations. In the event of Landlord's default as above set forth, then, and only then, Tenant shall have the following remedies only:

         A. Tenant may then proceed in equity or at law to compel Landlord to perform its obligations and/or to recover damages proximately caused by such failure to perform (except as and to the extent Tenant has waived its right to damages as provided in this Lease).

         B. Tenant, at its option, may then cure any default of Landlord at Landlord's cost. If, pursuant to this Subarticle, Tenant reasonably pays any sum to any third party or does any act that requires the payment of any sum to any third part at any time by reason of Landlord's default, the sum paid by, Tenant shall be immediately due from Landlord to Tenant at the time Tenant supplies Landlord with an invoice therefor (provided such invoice sets forth and is accompanied by a written statement of Tenant setting forth in reasonable detail the amount paid, the party to whom it was paid, the date it was paid, and the reasons giving rise to such payment), together with interest at twelve percent per annum from the date of such invoice until Tenant is reimbursed by Landlord. Tenant may not offset such sums against any installment of rent due Landlord under the terms of this Lease.

         12.4 LIMITATION ON TENANT'S RECOURSE: If Landlord is a corporation, trust, partnership, joint venture, unincorporated association, or other form of business entity, Tenant agrees that (i) the obligations of Landlord under this Lease shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals of such business entity and (ii) Tenant shall have recourse only to the assets of such business entity and proceeds from any disposition thereof for the satisfaction of such obligations and not against the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders or principals (other than to the extent of their interest in the assets owned by such business entity). Additionally, if Landlord is a partnership, then Tenant covenants and agrees:

         A. No partner of Landlord shall be sued or named as a party in any suit or action brought by Tenant with result to any alleged breach of this Lease (except to the extent necessary to secure jurisdiction over the partnership and then only for that sole purpose);

         B. No service of process shall be made against any partner of Landlord except for the sole purpose of securing jurisdiction over the partnership; or its assets or the proceeds from any disposition thereof and

         C. No writ of execution will ever be levied against the assets of any partner of Landlord other than to the extent of his interest in the assets of the partnership. Tenant further agrees that each of the foregoing covenants and agreements shall be enforceable by Landlord and by any partner of Landlord and shall be applicable to any actual or alleged misrepresentation or nondisclosure made respecting this Lease or the Leased Premises or any factual or alleged failure, default or breach of any covenant or agreement either expressly or implicitly contained in this Lease or imposed by statue or at common law.

         12.5 TENANT'S WAIVER: Landlord and Tenant agree that the provisions of
Article 12.3 above are intended to supersede and replace the provisions of California Civil Code Sections 1932(1), 1941 and 1942, and accordingly, Tenant hereby waives the provisions of California Civil Code Sections 1932(1), 1941 and 1942 and/or any similar or successor Law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease.

                                  ARTICLE 13:
                              GENERAL PROVISIONS

         13.1 TAXES ON TENANT'S PROPERTY: Tenant shall pay before delinquency any and all taxes, assessments, license fees, use fees, permit fees and public charges of whatever nature or description levied, assessed or imposed against Tenant or Landlord by a governmental agency arising out of, caused by reason of or based upon Tenant's estate in this Lease, Tenant's ownership of property, improvements made by Tenant to the Leased Premises or the Outside Areas, improvements made by Landlord for Tenant's use within the Leased Premises or the Outside Areas, Tenant's use (or estimated use) of public facilities or services or Tenant's consumption (or estimated consumption) of public utilities, energy, water or other resources. 10 days following notice by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments. If any such taxes, assessments, fees or public charges are levied against Landlord, Landlord's property, the Building or the Property, or if the assessed value of the Building or the Property is increased by the inclusion therein of a value placed upon same, then Landlord, after giving written notice to Tenant, shall have the right to pay such taxes, assessment, fee or public charge and bill Tenant, as Additional Rent, the amount of such taxes, assessment, fee or public charge so paid on Tenant's behalf. Tenant shall, within ten days from the date it receives an invoice from Landlord setting forth the amount of such taxes, assessment, fee or public charge so levied, pay to Landlord, as Additional Rent, the amount set forth in said invoice. Failure by Tenant to pay the amount so invoiced within said ten day period shall be conclusively deemed a default by Tenant under this Lease. Tenant shall have the right, and the Landlord's full cooperation to bring suit in any court of competent jurisdiction to recover from the taxing authority the amount of any such taxes, assessment, fee or public charge so paid.

         13.2 HOLDING OVER: This Lease shall terminate without further notice on the Lease Effective Date (as set forth in Article 1). Any holding over by Tenant after expiration of the Lease Terminate shall neither constitute a renewal nor extension of this Lease nor give Tenant any rights in or to the Leased Premises except as expressly provided in this Article. Any such holding over shall be deemed an unlawful detainer of the Leased Premises unless Landlord has consented to same. Any such holding over to which Landlord has consented shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable, except that the Base Monthly Rent shall be increased to an amount equal to one hundred fifty percent of the Base Monthly Rent payable during the last full month immediately preceding such holding over.

         13.3 SUBORDINATION TO MORTGAGES: This Lease is subject to and subordinate to all underlying ground leases, mortgages and deeds of trust which affect the Building or the Property and which are of public record as of the Effective Date of this Lease, and to all renewals, modifications, consolidations, replacements and extensions thereof. However, if the lessor under any such ground lease or any lender holding any such mortgage or deed of trust shall advise Landlord that it desires or requires this Lease to be made prior and superior thereto, then, upon written request of Landlord to Tenant, Tenant shall promptly execute,, acknowledge and deliver any and all documents or instruments which Landlord and such lessor or lender deem necessary or desirable to make this Lease prior thereto. Tenant hereby consents to Landlord's ground leasing the land underlying the Building or the Property and/or encumbering the Building or the Property as security for future loans on such terms as Landlord shall desire, all of which future ground leases, mortgages or deeds of trust shall be subject to and subordinate to this Lease. However, if any lessor under any such future ground lease or any lender holding such future mortgage or deed of trust shall desire or require that this Lease be made subject to and subordinate to such future ground lease, mortgage or deed of trust, then Tenant agrees, within ten days after Landlord's written request therefor, to execute, acknowledge and deliver to Landlord any and all documents or instruments requested by Landlord or by such lessor or lender as may be necessary or proper to assure the subordination of this Lease to such future ground lease, mortgage or deed of trust, but only if such lessor or lender agrees to recognize Tenant's rights under this Lease and agrees not to disturb Tenant's quiet possession of the Leased Premises so long as Tenant is not in default under this Lease.

         13.4 TENANT'S ATTORNMENT UPON FORECLOSURE: Tenant shall, upon request, attorn (i) to any purchaser of the Building or the Property at any foreclosure sale or private sale conducted pursuant to any security instrument encumbering the Building or the Property, (ii) to any grantee or transferee designated in any deed given in lieu of foreclosure of any security interest encumbering the Building or the Property, or (iii) to the lessor under any underlying ground lease of the land underlying the Building or the Property, should such ground lease be terminated; provided that such purchaser, grantee or lessor recognizes Tenant's rights under this Lease.

         13.5 MORTGAGEE PROTECTION: In the event of any default on the part of Landlord, Tenant will give notice by registered mail to any Lender or lessor under any underlying ground lease who shall have requested, in writing, to Tenant that it be provided with such notice, and Tenant shall offer such Lender or lessor a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or judicial foreclosure or other appropriate legal proceedings if reasonably necessary to effect a cure.

         13.6 ESTOPPEL CERTIFICATES: Tenant will, following any request by Landlord, promptly execute and deliver to Landlord an estoppel certificate (i) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iv) certifying such other information about this Lease as may be reasonably requested by Landlord, its Lender or prospective lenders, investor or purchaser of the Building or the Property. Tenant's failure to execute and deliver such estoppel certificate within ten days after Landlord's request therefor shall be a material default by Tenant under this Lease, and Landlord shall have all of the rights and remedies available to Landlord as Landlord would otherwise have in the case of any other material default by Tenant, including the right to terminate this Lease and sue for damages proximately caused thereby, it being agreed and understood by Tenant that Tenant's failure to so deliver such estoppel certificate in a timely manner could result in Landlord being unable to perform committed obligations to other third parties which were made by Landlord in reliance upon this covenant of Tenant. Landlord and Tenant intend that any statement delivered pursuant to this Article may be relied upon by any Lender or purchaser or prospective Lender or purchaser of the Building, the Property, or any interest herein.

         13.7 TENANT'S FINANCIAL INFORMATION (PUBLIC): Tenant shall, within five business days after Landlord's request therefor deliver to Landlord a copy of a current (public) financial statement (if Tenant is a public company) including an income statement for the most recent twelve month period and a balance sheet and any such other information reasonably requested by Landlord regarding Tenant's financial condition. Tenant acknowledges that Landlord is relying upon the financial information provided to Landlord by Tenant prior to entering into this lease and the information to be provided to Landlord by Tenant during the terminate of this Lease. Landlord shall be entitled to disclose such financial statements or other information to its Lender, to any present or prospective principal of or investor in Landlord, or to any prospective Lender or purchaser of the Building, the Property or any portion thereof or interest therein. Any such financial statement or other information which is marked "confidential" or company secrets" (or is otherwise similarly marked by Tenant) shall be confidential and shall not be disclosed by Landlord to any third party except as specifically provided in this Article, unless the same becomes a part of the public domain without the fault of Landlord.

         13.8 TRANSFER BY LANDLORD: Landlord and its successors in interest shall have the right to transfer their interest in the Building, the Property, or any portion thereof at any time and to any person or entity. In the event of any such transfer, provided that the transferee recognizes all rights of Tenant and assumes all obligations of Landlord under the Lease, the Landlord originally named herein (and in the case of any subsequent transfer, the transferor), from the date of such transfer, (i) shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer and (ii) shall be relieved of all liability for the performance of the obligations of the Landlord hereunder which have accrued before the date of transfer if its transferee agrees to assume and perform all such prior obligations of the Landlord hereunder, Tenant shall attorn to any such transferee. After the date of any such transfer, the terminate "Landlord" as used herein shall mean the transferee of such interest in the Building or the Property.

         13.9 FORCE MAJEURE: The obligations of each of the parties under this Lease (other than the obligations to pay money) shall be temporarily excused if such party is prevented or delayed in performing such obligation by reason of any strikes, lockouts or labor disputes; inability to obtain labor, materials, fuels or reasonable substitutes therefor; governmental restrictions, regulations, controls, action or inaction; civil commotion; inclement weather, fire or other acts of God; or other causes (except financial inability) beyond the reasonable control of the party obligated to perform (including acts or omissions of the other party) for a period equal to the period of any such prevention, delay or stoppage.

         13.10 NOTICES: Any notice required or desired to be given by a party regarding this Lease shall be in writing and shall be personally served, or in lieu of personal service may be given by (i) delivery by Federal Express, United Parcel Service or similar commercial carrier, (ii) electronic fax transmission, or (iii) depositing such notice in the United States mail, postage prepaid, addressed to the other party as follows:

         A. If addressed to Landlord, to Landlord at its Address for Notices (as set forth in Article 1).

         B. If addressed to Tenant, to Tenant at its Address for Notices (as set forth in Article 1). Any notice given by registered mail shall be deemed to have been given on the third business day after its deposit in the United States mail.

Any notice given by registered mail shall be deemed given on the date receipt was acknowledged to the postal authorities. Any notice given by mail other than registered or certified mail shall be deemed given only if received by the other party, and then on the date of receipt. Any notice delivered by commercial carrier or by fax shall be deemed given on the date of confirmation of delivery by the carrier or by electronic confirmation. Each party may, by written notice to the other in the manner aforesaid, change the address to which notices addressed to its shall thereafter be mailed.

         13.11 ATTORNEYS FEES: In the event any party shall bring any action, arbitration proceeding or legal proceeding alleging a breach of any provision of this Lease, to recover rent, to terminate this Lease, or to enforce, protect, determine or establish any terminate or covenant of this Lease or rights or duties hereunder of either party, the prevailing party shall be entitled to recover from the non-prevailing party as a part of such action or proceeding, or in a separate action for that purpose brought within one year from the determination of such proceeding, reasonable attorneys' fees, expert witness fees, court costs and other reasonable expenses incurred by the prevailing party.

         13.12 DEFINITIONS: Any terminate that is given a special meaning by any provision in this Lease shall unless otherwise specifically stated, have such meaning whenever used in this Lease or in any Addenda or amendment hereto. In addition to the terms defined in Article 1, the following terms shall have the following meanings:

         A. REAL PROPERTY TAXES: The terminate "Real Property Tax" or "Real Property Taxes" shall each mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership or new construction), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power or tax or levy assessments, which are levied or assessed for whatever reason against the Project or any portion thereof, or Landlord's interest herein, or the fixtures, equipment and other property of Landlord that is an integral part of the Project and located thereon, or Landlord's business of owning, leasing or managing the Project or the gross receipts, income or rentals from the Project; (ii) all charges, levies or fees imposed by any governmental authority against Landlord by reason of or based upon the use of or number of parking spaces within the Project, the amount of public services or public utilities used or consumed (e.g. water, gas, electricity, sewage or surface water disposal) at the Project, the number of persons employed by the Project, or the type of use or uses conducted within the Project; and (iii) all costs and fees (including attorneys' fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax but only to the extent of any such savings. If, at any time during the Lease Terminate, the taxation or assessment of the Project prevailing as of the Effective Date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate, substitute, or additional tax or charge (i) on the value, size, use or occupancy of the Project or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Project, or on Landlord's business of owning, leasing or managing the Project or (iii) computed in any manner with respect to the operation of the Project, then any such tax or charge, however designated, shall be included within the meaning of the terms "Real Property Tax" or "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is partly based upon property or rents unrelated to the Project, then only that part of such Real Property Tax that is fairly allocable to the Project shall be included within the meaning of the terms "Real Property Tax" or "Real Property Taxes." Notwithstanding the foregoing, the terms "Real Property Tax" or "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state income tax imposed on Landlord's income from all sources.

         B. LANDLORD'S INSURANCE COSTS: The term "Landlord's Insurance Costs" shall mean the costs to Landlord to carry and maintain the policies of fire and property damage insurance including earth quake and flood for the Building and the Property and general liability insurance required, or permitted, to be carried by Landlord pursuant to Article 9, together with any deductible amounts paid by Landlord upon the occurrence of any insured casualty or loss.

         C. PROPERTY MAINTENANCE COSTS: The terminate "Property Maintenance Costs" shall mean all costs and expenses (except Landlord's Insurance Costs and Real Property Taxes) paid or incurred by Landlord in protecting, operating, maintaining, repairing and preserving the Property and all parts thereof, including without limitation, (i) professional management fees (equal to three percent of the annualized Base Monthly Rent), (ii) the amortizing portion of any costs incurred by Landlord in the making of any modifications, alterations or improvements as set forth in Article 6, which are so amortized during the Lease Terminate, (iii) costs of complying with governmental regulations governing it's use of Hazardous Materials, and Landlord's costs of monitoring Tenant's use of Hazardous Materials including fees charged by Landlord's consultants to periodically inspect the Premises and the Property, subject to Section 4.14 and
(iv) such other costs as may be paid or incurred with respect to operating, maintaining and preserving the Property, such as repairing, replacing, and resurfacing the exterior surfaces of the buildings (including roofs), repairing, replacing, and resurfacing paved areas, cleaning, maintaining, restoring and/or replacing the interior of the Leased Premises both during the terminate of the Lease and upon its termination, and maintaining, repairing or replacing, when necessary electrical, plumbing, sewer, drainage, heating, ventilating and air conditioning systems serving the buildings, providing utilities to the common areas, maintenance, repair, replacement or installation of lighting fixtures, directional or other signs and signals, irrigation or drainage systems, trees, shrubs, materials, maintenance of all landscaped areas, and depreciation and financing costs on maintenance and operating machinery and equipment (if owned) and rental paid for such machinery and equipment (if leased).

         D. READY FOR OCCUPANCY: The terminate "Ready for Occupancy" shall mean the date upon which (i) the Leased Premises are available for Tenant's occupancy in a broom clean condition and (ii) the improvements, if any, to be made to the Leased Premises by Landlord as a condition to Tenant's obligation to accept possession of the Leased Premises have been substantially completed and the appropriate governmental building department (i.e., the City building department, if the Property is located within a City, or otherwise the County building department) shall have approved the construction of such improvements as substantially complete or is willing to so approve the construction of the improvements as substantially complete subject only to compliance with specified conditions which are the responsibility of Tenant to satisfy or is willing to allow Tenant to occupy subject to its receiving assurances that specified work will be completed.

         E. PROPERTY OPERATING EXPENSES: The terminate "Property Operating Expenses" shall mean and include the all Real Property Taxes, plus all Landlord's Insurance Costs.

         F. LAW: The term "Law" shall mean any judicial decision and any statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal, or other governmental agency or authority having jurisdiction over the parties to this Lease, the Leased Premises, the Building or the Property, or any of them in effect either at the Effective Date of this Lease or at any time during the Lease Terminate, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g. a board of fire examiners or a public utility or special district).

         G. LENDER: The terminate "Lender" shall mean the holder of any Note or other evidence of indebtedness secured by the Property or any portion thereof.

         H. PRIVATE RESTRICTIONS: The terminate "Private Restrictions" shall mean all recorded covenants, conditions and restrictions, private agreements, easements, and any other recorded instruments affecting the use of the Property, as they exist as of the date of this Lease.

         I. RENT: The term "Rent" shall mean collectively Base Monthly Rent and all Additional Rent.

         13.13 GENERAL WAIVERS: One party's consent to or approval of any act by the other party requiring the first party's consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent similar act by the other party. No waiver of any provision hereof or any breach of any provision hereof shall be effective unless in writing and signed by the waiving party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach. No waiver of any provision of this Lease shall be deemed a continuing waiver unless such waiver specifically states so in writing and is signed by both Landlord and Tenant. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other provisions herein contained.

         13.14 MISCELLANEOUS: Should any provision of this Lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, impair of invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. Any copy of this Lease which is executed by the parties shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. The terminate "party" shall mean Landlord or Tenant as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the Laws of the State in which the Leased Premises are located. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. When the context of this Lease requires, the neuter gender in-cludes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms "must", shall", will", and "agree" are mandatory. The terminate "may" is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor. Where Tenant is obligated not to perform any act or is not permitted to perform any act, Tenant is also obligated to restrain any others reasonably within its control, including agents, invitees, contractors, subcontractors and employees, from performing said act. Landlord shall not become or be deemed a partner or a join venture with Tenant by reason of any of the provisions of this Lease.

                                  ARTICLE 14:
                             CORPORATE AUTHORITY,
                         BROKERS AND ENTIRE AGREEMENT

         14.1 CORPORATE AUTHORITY: If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that Tenant is validly formed and duly authorized and existing, that Tenant is qualified to do business in the State in which the Leased Premises are located, that Tenant has the full right and legal authority to enter into this Lease, that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with the bylaws and/or a board of directors' resolution of Tenant, and that this Lease is binding upon Tenant in accordance with its terms. Tenant shall, within thirty days after execution of this Lease, deliver to Landlord a certified copy of the resolution of its board of directors authorizing or ratifying the execution of this Lease, and if Tenant fails to do so, Landlord at its sole election may elect to (i) extend the Intended Commencement Date by such number of days that Tenant shall have delayed in so delivering such corporate resolution to Landlord or (ii) terminate this Lease.

         14.2 BROKERAGE COMMISSIONS: Tenant warrants that it has not had any dealings with any real estate broker(s), leasing agent(s), finder(s) or salesmen, other than the Brokers (as named in Article 1) with respect to the lease by its of the Leased Premises pursuant to this Lease, and that it will indemnify, ,defend with competent counsel, and hold Landlord harmless from any liability for the payment of any real estate brokerage commissions, leasing commissions or finders fees claimed by any other real estate broker(s), leasing agent(s), finder(s), or salesmen to be earned or due and payable by reason of Tenant's agreement or promise implied or otherwise) to pay (or to have Landlord pay) such a commission or finder's fee by reason of its leasing the Leased Premises pursuant to this Lease. The provisions of section 14.2 shall be mutual between Landlord and Tenant.

         14.3 ENTIRE AGREEMENT: This Lease, the Exhibits (as described in
Article 1) and the Addenda (as described in Article 1), which Exhibits and Addenda are by this reference incorporated herein, constitute the entire agreement between the parties, and there are no other agreements, understandings or representations between the parties relating to the lease by Landlord of the Leased Premises to Tenant, except as expressed herein. No subsequent changes, modifications or additions to this Lease shall be binding upon the parties unless in writing and signed by both Landlord and Tenant.

         14.4 LANDLORD'S REPRESENTATIONS: Tenant acknowledges that neither Landlord nor any of its agents made any representation or warranties respecting the Project, the Building or the Leased Premises, upon which Tenant relied in entering into this Lease, which are not expressly set forth in this Lease. Tenant further acknowledges that neither Landlord nor any of its agents made any representations as to (i) whether the Leased Premises may be used for Tenant's intended use under existing Law, or (ii) the suitability of the Leased Premises for the conduct of Tenant's business, or (iii) the exact square footage of the Leased Premises, and that Tenant relied solely upon its own investigations respecting said matters. Tenant expressly waives any and all claims for damage by reason of any state - management, representation, warranty, promise or other agreement of Landlord or Landlord's agent(s), if any, not contained in this Lease or in any Addenda hereto.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the respective dates below set forth with the intent to be legally bound thereby as of the Effective Date of this Lease first above set forth.

AS LANDLORD:                            AS TENANT:

Renco Equities IV                       SEEQ Technology Inc.
------------------------------          ------------------------------------
a California partnership                a Delaware corporation
------------------------------          ------------------------------------
By:  /s/ Renco Equities IV              By:    /s/ P J Salsbury
    --------------------------             ---------------------------------
Title:                                  Title: Pres/CEO
       -----------------------                ------------------------------
By:                                     By:
    --------------------------             _________________________________
Title:                                  Title:
       -----------------------                ------------------------------
Date:    1/13/95 PM                     Date:    1/13/95 AM
      ------------------------               -------------------------------

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Lease must be executed by the chairman of the board, president or vice-president, and the secretary, assistant secretary, the chief financial officer or assistant treasurer, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event a certified copy, of the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

Single Tenant Lease

                           FIRST AMENDMENT TO LEASE


THIS FIRST AMENDMENT TO LEASE ("Amendment") dated for reference purposes as of April 18, 1995, is made to that Industrial Space Lease dated as of January 13,
--------------                                                     ----------
1995, (the "Lease") by and between SEEQ Technology, Inc., a Delaware
----
corporation, as ("Tenant"), and Renco Equities IV, a California general partnership as ("Landlord"), for the lease of space located at 47200 Bayside Parkway, in Fremont, California (the "Leased Premises"). The parties hereto agree that the Lease is amended, changed and modified by the following provisions, which are hereby added to the Lease:

Unless otherwise expressly provided herein, all terms which are given a special definition by the Lease that are used herein are intended to be used with the definition given to them by the Lease. The provisions of the Lease shall remain in full force and effect except as specifically amended hereby. In the event of any inconsistency between the Lease and this Amendment, the terms of this Amendment shall prevail.

15 Landlord hereby increases its allowance for the cost of construction of interior improvements to a total of one hundred fifteen thousand three hundred thirty six dollars ($115,336.00). In consideration for the increase in the allowance and as provided for-in section 15 of the First Addendum To Lease, the Base Monthly Rent shall be increased by the product of one and thirty three one hundreds percent (1.33%) times the amount of the total allowance in excess of fifty three thousand seven hundred thirteen dollars ($53,713.00), which results in an increase in the Base Monthly Rent of eight hundred nineteen dollars and fifty nine cents ($819.59).

1.1 G.  The Lease Expiration Date is January 31, 2005.

1.1 S   The Base Monthly Rent is as follows:

        February 1, 1995         thru  February 28, 1995
        March 1, 1995            thru  September 30, 1995
        October 1, 1995          thru  January 31, 1996
        February 1, 1996         thru  January 31, 1998
        February 1, 1998         thru  January 31, 2000
        February 1, 2000         thru  January 31, 2002
        February 1, 2002         thru  January 31, 2005


IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment To Lease with the intent to be legally bound thereby, to be effective as of the date the second party signs this First Amendment To Lease.


AS LANDLORD:                            AS TENANT:
Renco Equities IV                       SEEQ Technology, Inc.
A California general partnership        a Delaware corporation


By: /s/ XXX                             By:     /s/ XXX
   ----------------------                  ---------------------------

Title: General Partner                  Title:  VP CFO
                                              ------------------------

By: /s/ XXX                             By:     /s/ XXX
   ----------------------                  ---------------------------

Title: General Partner                  Title:  Pres/CFO
                                              ------------------------

Dated: April XX,1995                    Dated: April 13, 1995
             --                                      --
Amendment

                            FIRST ADDENDUM TO LEASE

THIS FIRST ADDENDUM TO LEASE ("Addendum") is made to that Industrial Space Lease dated as of January 13, 1995,(the "Lease") by and between Renco Equities IV, a
            -----------------
California general partnership (as "Landlord"), and SEEQ Technology Inc., a Delaware corporation (as "Tenant"), for the lease of space located at 47200 Bayside Parkway in Fremont California (the "Leased Premises"). The parties hereto agree that the Lease is amended, changed and modified by the following provisions, which are hereby added to the Lease:

Unless otherwise expressly provided herein, all terms which are given a special definition by the Lease that are used herein are intended to be used with the definition given to them by the Lease. The provisions of the Lease shall remain in full force and effect except as specifically amended hereby. In the event of any inconsistency between the Lease and this Addendum, the terms of this Addendum shall prevail.

Section 2.6

Sixty (60) days prior to the Lease expiration date Landlord and Tenant shall inspect the Property and prepare a list of work which is readily discoverable to be performed in connection with Tenant's obligations hereunder. Tenant may either perform said work itself or require Landlord to perform said work. In the event that Landlord performs the work Landlord shall do so in the shortest reasonable time period and, Tenant shall pay the reasonable cost of said work. Tenant shall not be required to repair or replace items or systems that are properly functioning or otherwise in good working order as of the expiration date of the Lease.

Upon Lease termination Tenant's obligation to repair or replace mechanical systems snail be limited to repairing or replacing the individual components of said systems rather than to replace an entire system unless the cost to replace the entire system is less than the cost to replace the required components of the system.

Section 3.7

Landlord may not pay on Tenant's behalf any liens which Tenant has provided a bond for within fifteen (15) days following Landlord's notice to Tenant.

Section 4.2

Landlord shall not unreasonably withhold its approval of the manner in which Tenant affixes its equipment to the Premises.

Section 4.7

Notwithstanding anything to the contrary contained herein, Tenant shall not be required to make or pay for (through Property Operating Expenses or otherwise)
(i) structural alterations to the building or (ii) other changes which would materially interfere with Tenant's use and enjoyment of the Leased Premises and the conduct of Tenant's business in order to comply with any of the foregoing Laws and Private Restrictions. Landlord represents and warrants to the best of its knowledge that as of the Lease Commencement Date the Leased Premises, the Building, the Outside Areas and the Property comply with all Private Restrictions, laws, ordinances, orders, rules and regulations promulgated by any state, federal, municipality or other agency or body having or claiming jurisdiction thereof and Landlord shall pay for all costs (if any) required to bring the Property into compliance with all Private Restrictions, laws, ordinances, orders, rules and regulations promulgated by any state, federal, or local authorities in effect as of the Commencement Date of this Lease. This representation and warranty, and Landlord's obligations hereunder are limited to improvements constructed by Landlord, its affiliates, or contractors.

First Addendum To Lease
Page 2


Section 4.8

Landlord represents and warrants to the best of its knowledge, that as of the Lease Commencement Date, the Leased Premises, Building and Property and all existing tenant improvements therein comply with the regulations of Landlord's insurance carrier. This representation and warranty is limited to the improvements constructed by Landlord and its contractors. In the event that this warranty is not correct, Landlord shall correct any defect at its sole cost.

Section 4.14

Landlord represents and warrants to Tenant that to the best of Landlord's knowledge neither the Leased Premises nor any other portion of the Building or Property is in violation of any Hazardous Materials Laws. Landlord further represents and warrants that to the best of Landlord's knowledge there are no Hazardous Materials on or seeping onto the Leased Premises or any other portion of the Properly or in the soil or ground water beneath the Leased Premises or any other portion of the Property. In addition, Landlord has not received any notice (i) from any governmental agency or entity, including, without limitation, the California Department of Health Services, the Regional Water Quality Control Board, or the U.S. Environmental Protection Agency, proposing, suggesting or threatening remedial action or alleging a violation of any law, rule or regulation relating, directly or indirectly, to the physical or environmental condition of the Building and/or Property or any portion thereof;
(ii) from any former owner, lien holder or former or present tenant or other user of the Building and/or Property or any portion thereof seeking indemnification for any cost associated with the presence of Hazardous Materials on or beneath the Building and/or Property or any portion thereof or any adjoining property. Landlord shall, at Landlord's sole cost and expense, perform and be responsible for any remediation or cleanup of, or work related to, Hazardous Materials present at, on or under the Property prior to the Lease Commencement Date or caused by Landlord. In performing such work, Landlord shall not unreasonably interfere with the use of the Property or the Leased Premises by Tenant, and Landlord shall repair any damage to improvements at the Property arising from such work.

Section 4.14 D.

Either Landlord or Tenant may cause testing wells to be installed on the Property in locations that are approved by landlord and do not unreasonably interfere with Tenant's business. The party conducting such tests shall provide the results of such tests to the other party. In the event that the tests do not disclose the presence of hazardous Materials, or disclose Hazardous materials not deposited by the other party, then the costs of the tests shall be paid by the party who conducted said tests.

Section 5.1

Landlord shall, at Landlord's cost during the term of this Lease, repair the structural portions of the building which include the footings, concrete floor, concrete walls, columns, and roof (other than routine maintenance and repair costs and other than maintenance of the waterproof membrane which are Tenant's responsibility pursuant to Section 13.12.C), (provided however that Tenant shall pay the cost to repair any damage caused by Tenant, and normal maintenance expenses such as painting). In addition, Landlord at its expense shall be obligated to repair damage attributable to "Latent Defects". A "Latent Defect" shall mean a defect in construction or operation that impairs the utility of the defective system or portion of the Building, Leased Premises, Outside Area, or Property for the purpose that it was constructed, provided however, that a Latent Defect shall not include a defect which has not caused substantial and material damage to the Building; Leased Premises, Outside Area, or Property unless Tenant has notified Landlord in writing of said defect within two (2) years from the Lease Commencement Date.

First Addendum To Lease
Page 3

Notwithstanding anything to the contrary contained herein, Tenant's obligation to repair (or pay the costs thereof) shall not extend to (1) damage and repairs due to casualty which. Landlord is required to insure against provided that Tenant shall pay any insurance deductible amounts as required pursuant to the terms of this Lease, (2) damage caused in whole or in part by the negligence or willful misconduct of Landlord or Landlord's agents, contractors, or employees (but only to the extent of said negligence or misconduct), (3) repairs for which Tenant has already paid as Property Maintenance Costs or repairs or costs expressly excluded from Tenant's responsibility under Section 13.12.C; (4) damage arising from Landlord's failure to comply with the provisions of this Lease including, without limitation, Landlord's repair obligations pursuant to this section; and repairs covered by valid warranties.

Section 6.1

Notwithstanding anything to the contrary in this Lease, Tenant shall be permitted to construct improvements to the interior of the space without obtaining Landlord's prior written consent provided however, that such improvements shall: (i) not exceed a cost of ten thousand dollars ($10,000) in any calendar year, (ii) shall be interior only, (iii) shall not affect the structure of the Building, (iv) shall not involve demolition to work constructed by Landlord, and (v) Tenant shall advise Landlord of the work to be constructed and with each such improvement will provide to Landlord reproducible drawings showing the improvements to be constructed by Landlord and existing adjacent improvements.

Section 7.2

Notwithstanding anything to the contrary herein above, Tenant may assign this Lease, or sublet any portion thereof to any of the following' (i) any corporation or other entity which controls, is controlled by, or is under common control with Tenant; (ii) any corporation or other entity resulting from the merger or consolidation of Tenant; and (iii) any corporation, partnership, other entity or person which acquires a controlling interest in the corporate stock of Tenant or acquires substantially all of the assets of Tenant as a going concern of the business that is being conducted on the Leased Premises, provided, however, that no such assignment shall reduce or alter Tenant's liability under the terms of this Lease.

Section 8.2

Landlord's Indemnification of Tenant. Subject to Tenant's obligations under the
------------------------------------
terms of this Lease, Landlord shall defend, indemnify, and hold Tenant harmless from and against any and all losses, costs, expenses, liabilities, claims causes of action and damages of all kinds that may result to Tenant, including reasonable attorneys' fees and disbursements incurred by Tenant, arising from
(i) the disturbance of Tenant's quiet possession by Landlord, by persons deriving title from Landlord, because of liens or encumbrances incurred or suffered by Landlord; (ii) because of title paramount to Landlord's; (iii) because of any defect in Landlord's power or authority to execute and undertake Landlord's obligations under this Lease' or (iv) because of any failure by Landlord to perform any of its obligations under this Lease. Landlord's duty to indemnify Tenant under this Section 8.2 shall survive the expiration or earlier termination of this Lease.

Landlord covenants with Tenant that, subject to Tenant's compliance with the terms of this Lease; Tenant shall and may peaceably and quietly have, hold, and enjoy the Leased Premises for the Term of this Lease, and any renewals, or extensions thereof, and that neither Landlord, nor any party claiming under or through Landlord, shall disturb the use or occupancy of the Leased Premises by Tenant and Landlord shall defend Tenant's right to such use and occupancy.

First Addendum To Lease
Page 4

Section 10.4 C.

Tenant may terminate this Lease in the event that the Leased Premises has not been substantially restored within one (1) year following notice from Landlord to Tenant as provided in this Section 10.4.

Section 11.5

(v) the unamortized value of Tenant's leasehold interest in the Leased Premises,
(vi) Tenant's improvements to the extent paid for by Tenant, (vii) any expense of Tenant reasonably attributable to said Condemnation, and (viii) any compensation payable to Tenant by reason of the payment by Tenant of rent in excess of the rent payable by Tenant under this Lease in order to obtain alternate space.

Section 12.1 C.

The following is added to Section 12.1 C. "... or in the event that such term, covenant, or condition cannot reasonably be performed within thirty (30) days, and Tenant shall have failed to commence to perform such term, covenant, or condition within thirty (30) days, and fails to complete to cure the default in the shortest reasonable time period."

Section 12.2

Throughout this section, Landlord shall charge Tenant the lesser of Landlord's Interest Rate or the maximum rate of interest permitted by law.

Section 13.3

Tenant's obligation to subordinate to a loan or ground lease is subject to Tenant receiving a non-disturbance agreement reasonably acceptable to Tenant.

Landlord represents that the only existing mortgage as of the date of this Lease is a deed of trust in favor of Wells Fargo National Bank. Landlord will use reasonable efforts to obtain a non-disturbance agreement reasonably acceptable to Tenant.

Section 13.12A

Notwithstanding anything to the contrary contained herein, Tenant shall not be obligated to pay (a) interest on Real Property Taxes or penalties resulting from Landlord's failure to pay Real Property Taxes provided that Tenant shall have paid said amount to Landlord prior to the delinquency date for said payments;
(b) any increases in Real Property Taxes attributable to additional improvements to the Building and/or Property unless such improvements are constructed for Tenant's sole benefit.

Section 13.12-C

All Property Maintenance Costs that Tenant is obligated to pay pursuant to the terms of this Lease shall be reasonable and shall be directly related to operation of the Building and/or the Property. Notwithstanding anything to the contrary contained herein, Property Maintenance Costs shall not include the following: (a) advertising costs, legal fees or brokerage commissions incurred in connection with leasing except required to compensate Landlord following a default by Tenant; (b) repairs, alterations, additions, improvements or replacements made to rectify or correct any Latent Defect as defined in section
5.1 of this Lease or which are otherwise Landlord's responsibility pursuant to
Section 5.1 of this Lease; (c) damage and repairs attributable to condemnation, fire or other casualty except for insurance deductibles which Tenant is obligated to pay which shall be Property Maintenance Expenses; (d) damage and repairs

First Addendum To Lease
Page 5

covered under any insurance policy carried by Landlord in connection with the Building and/or Property; (e) damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents; (f) executive salaries or salaries of service personnel to the extent that such service personnel perform services other than in connection with the management, operation, repair or maintenance of the Property; (g) Landlord's general overhead expenses not related to the Property; (h) payments of principal or interest on any mortgage or other encumbrance; (i) depreciation; (j) legal fees, accountants' fees and other expenses incurred in connection with disputes with the enforcement of any defense of Landlord's title to or interest in the Building or Property or any part thereof; (k) costs or fines arising from Landlord's violation of any governmental rule or authority; (I) the cost of any service provided to Tenant for which Landlord is entitled to be reimbursed from a third party; (m) costs exceeding those Tenant proves are obtainable through reasonably competitive bidding procedures consistent with the scope of work performed; and (n) costs covered by warranty payments from subcontractors or material suppliers or attributable to items warrantied by Landlord pursuant to
Section 5.1 of this Lease.

At Tenant's request, Landlord shall provide a statement of Property Maintenance Costs which shall De itemized, signed and certified to be correct by Landlord. Landlord shall keep at its office for a period of at least twelve (12) months after the expiration of each calendar year, full and accurate books, records and supposing documents in connection with Landlord's statement. Tenant or Tenant's agent shall have the right at all reasonable times within said twelve (12) month period to inspect such books, records and supporting documents, to challenge the accuracy of any Property Maintenance Costs and to procure an audit. In the event an audit of the records results in a determination that the Property Maintenance Costs charged to Tenant were in excess of 5% more than the actual Property Maintenance Costs, Landlord shall pay for the reasonable cost of such audit.

Section 14.5

Landlord's Interest Rate: Throughout the Lease where Tenant is obligated to pay interest to Landlord, Tenant shall so pay interest at an annual interest rate equal to the Wells Fargo National Bank Prime Lending Interest Rate, as determined from time to time by Wells Fargo National Bank, plus three percent (3%). In the event that such interest rate is not available, Landlord in its reasonable opinion shall select another major regional national bank which publishes a prime lending rate of interest to use as a reference rate to which three percent (3%) shall be added.

Section 15

Additional Improvements: Landlord, or an affiliate of Landlord, shall install interior improvements in accordance with a plan to be approved by Landlord and Tenant. Landlord shall use its best efforts to complete construction of the interior improvements prior to February 1, 1995. In the event that the improvements are not complete by that date, Tenant shall accept the Premises on February 1, 1995, on which date the Lease Term shall commence. Base Monthly Rent for February shall be prorated based on the actual date of completion of construction of interior improvements, provided, however, that Tenant shall pay not less than:

     for Base Monthly Rent for the month of February, and full base Monthly Rent for March 1995, and succeeding months.

Landlord shall pay the cost of construction of interior improvements in an amount equal to fifty three thousand seven hundred thirteen dollars ($53,713.00). In addition, Tenant may require Landlord to increase its contribution for the cost of construction of interior improvements by an amount up to an additional fifty three thousand seven hundred thirteen dollars ($53,713.00) in which case the Base Monthly Rent shall increase by an amount equal to one the thirty three one hundreds percent (1.33%)

First Addendum To Lease
Page 6

times the actual amount of the additional allowance provided by Landlord. Tenant shall pay the cost of construction (if any) in excess of the amounts which Landlord has agreed to provide.

Section 16

Option to Renew: Landlord hereby grants to Tenant the option to renew the Lease, for an additional term of five (5) years (the "Renewal Term") with the option commencing on the expiration of the Lease (the "First Renewal Commencement Date") and ending five (5) years thereafter (the "First Renewal Expiration Date").

1. The lease of the Leased Premises for either of the Renewal Terms shall be on the same terms and conditions as set forth in the Lease, except:

     A. That the rental for the Leased Premises during the Renewal Term shall be as set forth below in Paragraph 3, and

     B. That the Security Deposit shall be increased to the rental amount determined in Paragraph 3 {the "increased Security Deposit Amount").

2. Tenant shall notify Landlord of Tenant's exercise of its right to renew the Lease for the Renewal Term only by giving to Landlord written notice not sooner than nine (9) months prior to the Renewal Commencement Date and not later than six (6) months prior to the Renewal Commencement Date (time is expressly of the essence to Landlord). Any attempted exercise of this Option made other than within the time period stated or in the manner stated shall be void and of no force or effect. In the event that Tenant does not or is not entitled to exercise its option Tenant shall have no further rights hereunder.

3. If Tenant shall have properly and timely exercised its right to extend the term of the Lease, the term of tl3e Lease shall be so extended for the Renewal Term on the same terms and conditions contained in the Lease; provided, however, the Base Monthly Rent for each month of the first thirty (30) months of the Renewal Term shall be calculated as follows: The new Base Monthly Rent for the Renewal Term shall be the greater of: (i) the Base Monthly Rent being paid by Tenant to Landlord during the final full month of the final year of the initial Lease Term, or (ii) the Then Market Rental Rate for the Lease Premises.

4. The term "Then Monthly Market Rental Rate" shall be determined by mutual agreement between Landlord and Tenant or, in the event such agreement cannot be made within ten (10) days from the date Tenant shall have exercised this option, Landlord and Tenant shall each appoint a real estate appraiser with at least five (5) years full-time commercial/industrial appraisal experience in Santa Clara County to appraise and determine the fair market monthly rental rate the Leased Premises, in their then existing condition for the use specified in the Lease could be leased for, on the same terms and conditions set forth in the Lease, to a qualified tenant ready, willing and able to lease the Leased Premises for a term equal to the Renewal Term. If either party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the other party can then apply to the President of the Santa Clara County Real Estate Board or the presiding Judge of the Superior Court of that County for the selection of a second appraiser who meets the qualifications stated above. The failing party shall bear the cost of appointing the second appraiser and of paying the second appraiser's fee. The two appraisers shall attempt to establish the Then Monthly Market Rental Rate for the Leased Premises. If the two appraisers are unable to agree on the Then Monthly Market Rental Rate for the Leased Premises within ten (10) days after the second appraiser has been selected or appointed, then the two appraisers shall attempt to select a third appraiser meeting the qualifications stated above. If they fail to agree on a third appraiser, either party can follow the above procedure for having an appraiser appointed by the Real Estate Board or a judiciary. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. Unless the three appraisers are able to agree on the Then Monthly Market Rental Rate for the Leased Premises within ten (10) days after the selection or appointment of the third appraiser,

First Addendum To Lease
Page 7

the two appraisal amounts being calculated most closely together, after having discarded the appraisal amount which most greatly varies from the other two appraisal amounts, shall be added together then divided by two (2). The resulting rental amount shall be defined as the. Then Monthly Market Rental Rate for the Leased Premises. In no event, however, shall the resulting Then Monthly Market Rental Rate for the Renewal Term be less than the Base Monthly Rent paid during the final full month of the initial Lease Term.

     The Base Monthly Rent shall be adjusted at the end of the thirtieth (30th) month of the Renewal Term by multiplying the Base Monthly Rent for the thirtieth
(30th) month times a fraction the numerator of which shall be the Consumer Price Index published immediately prior to the period including the thirtieth (30th) month of the Renewal Term and the denominator of which shall be the Consumer Price Index published immediately prior to the first (1st) month of the Renewal Term. In no event, however, shall the Base Monthly Rent for the last thirty (30) months of either Renewal Term be less than the Base Monthly Rent for the first thirty (30) months of the Renewal Term.

For purposes of this option, the term "Consumer Price Index" shall mean the Consumer Price Index, All Urban Consumers, Subgroup "All Items", for the San Francisco-Oakland-San Jose Area (1982-1984=100), now being published by the United States Department of Labor, Bureau of Labor Statistics. If the Consumer Price Index is changed so that the base year is altered from that used as of the Lease Commencement Date, then the Consumer Price Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics, to obtain the same result that would have been obtained had the base year not been changed. If no conversion factor is available, or if the Consumer Price Index is otherwise changed, revised or discontinued for any reason, there shall be substituted in lieu thereof and the term "Consumer Price Index" shall thereafter refer to the most nearly comparable official price index of the United States Government reasonably designated by Landlord in order to obtain substantially the same result for any adjustment required by this Option as would have been obtained had the original Consumer Price Index not been changed, revised or discontinued.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Addendum To Lease with the intent to be legally bound thereby, to be effective as of the date the second party signs this First Addendum To Lease.


AS LANDLORD:                            AS TENANT:
Renco Equities IV                       SEEQ Technology, Inc.
A California general partnership        a Delaware corporation


By:    /s/ XXX                          By:     /s/ XXX
   -------------------------               ------------------------

Title: General Partner                  Title:  VP CFO
                                               --------------------

By:    /s/ XXX                          By:     /s/ XXX
    ------------------------                -----------------------

Title: General Partner                  Title:  Pres/CFO
                                               --------------------

By:    /s/ XXX
   -------------------------

Title: General Partner

Dated: 1/13/95 PM                       Dated:  1/13/95 AM
      ----------------------                  ---------------------

                                  EXHIBIT "A"

                                  EXHIBIT "B"

                                  EXHIBIT "D"
                             ACCEPTANCE AGREEMENT

     This Acceptance Agreement is made as of _________, 1994, by and between the parties hereto with regard to that Lease dated __________, 1994, by and between a California general partnership, as Landlord ("Landlord"), and ___________, and corporation, as Tenant ("Tenant"), affecting those premises commonly known as ___________, located at ______________ in the City of ___________, State of
California (the "Premises"). The parties agree as follows:

     1. All improvements required to be constructed by Landlord by the Lease have been completed in accordance with the terms of the Lease and are hereby accepted by Tenant, subject to the completion of punchlist items identified on Exhibit "A" attached hereto.

     2. Possession of the Premises has been delivered to Tenant and Tenant has accepted and taken possession of the Premises.

     3. The Lease Commencement Date is  _____________, 1995.

     4. The Lease Term shall expire on _______________, 19 _____, unless sooner terminated according to the terms of the Lease or i3y mutual agreement.

     5. The Base Monthly Rent due pursuant to the Lease is as follows:

          _________________ thru _________________        ______________

          _________________ thru _________________        ______________

          _________________ thru _________________        ______________

     6. Landlord has received a Security Deposit in the amount of ______________ Dollars ($ ).

     7. Landlord has received Prepaid Rent in the amount of ___________________
Dollars ($     ), which shall be applied to the first installment(s) of Base
Monthly Rent.

     8. The Lease is in full force and effect, neither party is in default of its obligations under the Lease, and Tenant has no setoffs, claims, or defenses to the enforcement of the Lease.

AS LANDLORD:                                 AS TENANT:

____________________________________         _______________________
a California general partnership             a ______________ corporation

By:_________________________________         By:____________________

Title: General Partner                       Title:_________________

By:_________________________________         By:____________________

Title: General Partner                       Title:_________________

By:_________________________________

Title: General Partner
Dated:______________________________         Dated:_________________